UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: January 31, 2021

Date of reporting period: January 31, 2021

Item 1.	Reports to Stockholders.

January 31, 2021

ANNUAL REPORT

SEI Daily Income Trust

  Government Fund

  Government II Fund

  Treasury II Fund

  Ultra Short Duration Bond Fund

  Short-Duration Government Fund

  GNMA Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

January 31, 2021

To Our Shareholders

The fiscal year ending January 31, 2021, began with the equity markets hitting all-time highs in February before unease about the international spread of a novel coronavirus (COVID-19) began to dominate investor concerns; by the end of March, most equity indexes had fallen into bear-market territory. Plans to reopen economic activity and developments in the race for COVID-19 treatments eventually encouraged investors as the year went on. Global financial markets rallied sharply amid renewed “risk-on” sentiment, with U.S. equity markets eclipsing their pre-pandemic peaks and finishing the fiscal year near all-time highs.

Geopolitical Events

Market volatility accelerated in the first quarter of 2020 following concerns about COVID-19 and its eventual economic effect: as the outbreak spread from China to other countries, governments issued stay-at-home orders and initiated widespread lockdowns. Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential halt to global economic activity. The official daily infection rate continued to trend generally higher, with near 85 million cases worldwide at the end of December 2020, while in the U.S., the total recorded number of COVID-19-related deaths surpassed 340,000 by the end of December—out of almost 2,000,000 total worldwide. Nevertheless, markets remained generally optimistic at the end of the reporting period as forward-looking investors attempted to spot sources of encouragement.

In the U.S. general election in November, Joe Biden was declared the winner of the presidential race in early November. Most candidates from the Republican Party performed better in their races for state- and national-level offices compared to President Trump’s quest for a second term; in January, a violent security breach of the U.S. Capitol by a mob of protesters delayed—but did not stop—the counting of electoral votes in the U.S. Congress. Trump was impeached by the House of Representatives for inciting an insurrection—the first president in U.S. history to be impeached twice. Two weeks later, Joe Biden was inaugurated as president under heavy security provided by 25,000 National Guard troops.

The new Biden administration worked with the Congress to confirm top-level cabinet positions, enacted a series of COVID-19-related executive actions, and began to tackle a range of other priorities, including a $1.9 trillion fiscal stimulus package. Biden’s Democratic Party holds slim majorities in both houses of the Congress and can therefore enact budget-related plans without bi-partisan support; nevertheless, as January concluded, the new administration remained open to negotiations with moderate Republicans over a potential compromise.

China and the U.S. formalized a “phase one” trade deal just before the start of the reporting period in mid-January 2020 that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors. The tense U.S.-China relationship was stressed in May by a U.S. push for more transparency in the ownership of U.S.-listed Chinese companies and the U.S. government’s barring of certain Chinese securities from its retirement plans.

The United States-Mexico-Canada trade agreement was ratified by all three countries and officially replaced the North American Free Trade Agreement on July 1. The Trump administration announced in September that it would not pursue a 10% tariff on U.S. imports of Canadian aluminum previously announced in August, as trade is now expected to normalize following high import levels earlier in 2020. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted U.S.-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January 2020 at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

SEI Daily Income Trust / Annual Report / January 31, 2021	1

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2021

Economic Performance

U.S. gross domestic product (GDP) declined 5.0% in the first quarter of 2020, the largest drop since the global financial crisis, although it reflected just two weeks of lockdowns that began across the country in March. The economy then contracted by a worst-ever 31.4% in the second quarter, falling in all 50 states. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country. The third quarter saw a record 33.4% rebound, fueled by over $3 trillion in pandemic relief. A 4.0% gain in the fourth quarter resulted in a decline of 3.5% for the full year, the worst figure since at least the end of World War II.

The U.S. unemployment rate touched a 50-year low of 3.5% at the start of the fiscal year before jumping as high as 14.8% in April and remaining over 10.0% through July, with the final figure settling at 6.3% in January 2021; the number of Americans filing for initial unemployment benefits hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 61.4%, down from 63.4% a year earlier. Average hourly earnings gained 5.4% over the fiscal year, as the increase in unemployment tended to hit lower-wage workers hardest.

The Federal Reserve (Fed) cut interest rates three times prior to March. Two off-cycle moves in February brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

Market Developments

A continuing theme for U.S. fixed-income markets was the steepening yield curve; yields on shorter-term bonds fell by more than those on longer-term securities. Yields for 10-year U.S. government bonds ended the period down 40 basis points at 1.11%, after hitting an all-time low of 0.54% in March as investors rushed to “safe-haven” securities; 2-year yields declined 122 basis points during the fiscal year to finish at 0.11%.

U.S. high-yield bonds outperformed U.S. government bonds as the escalation of COVID-19 did not lead to the high default rates predicted early in the crisis. The U.S. government bond market, as measured by the Bloomberg Barclays US Government Bond Index, was 4.42% higher during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, did better and climbed 6.48%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were positive during the period. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 7.31% over the full one-year period, with a recovery in demand and government stimulus supporting prices after a steep decline in oil prices early in the period; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 7.66% higher during the reporting period, fueled by rising inflation expectations.

U.S. investment-grade corporate debt was higher; the Bloomberg Barclays US Corporate Investment Grade Index returned 5.99% as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed to rise during the fiscal year.

Our View

We’re all looking forward to a better 2021. From the looks of it, investors have already begun to set their sights beyond the valley.

Recent market chatter has hinted at the notion of a “Great Rotation” in capital markets, suggesting that investors may have begun to favor value and cyclical sectors over growth names. While there has been some evidence of this, we believe it is too early to tell if this is the beginning of a major secular shift in equity investment themes.

In our view, several signs of potential normalization seem to support the prospect of a style regime change.

•          Treasury yields started to tick up in October. However, we would be surprised if rates moved sharply higher in 2021.

•          The development of highly effective COVID-19 vaccines has helped investors shake worries about the pandemic lasting indefinitely.

2	SEI Daily Income Trust / Annual Report / January 31, 2021

•          Regulatory developments in the U.S. and abroad have hinted that the dominance of large technology companies may no longer be as straightforward, long-lasting or profitable as some investors have grown accustomed.

No one knows whether these changes truly signal a Great Rotation from growth leadership to cyclical and value-oriented areas of the market. Still, we expect investors will be willing to shrug off the likely prospect of more bad news in the difficult months that lay ahead—including, for example, slowdowns or pauses in the manufacturing, distribution, administration and uptake of COVID-19 vaccines.

Politics will also come into play, with potential to act as either a tailwind or a headwind. The Congress struggled for months to provide additional income support to the people and businesses most seriously affected by the economic disruptions caused by the virus. The lawmakers finally came up with a $900 billion compromise that is limited in scope and falls far short of what is needed. Most of the benefits are set to expire in March and April, and it does not address revenue shortfalls facing state and local governments. There’s a high likelihood that the Biden administration’s American Rescue Plan (or a variation thereof, pending negotiations with moderate Republicans) will succeed in getting more fiscal support to those who need it.

Policy depends on personnel, and the priorities of the Biden administration have already proven to be quite different from those of the Trump era. One of the most important nominations put forth by Biden is that of former Federal Reserve (Fed) Chair Janet Yellen as Treasury Secretary. A close working relationship between the U.S. Treasury and the Fed will probably be reassuring for investors in the near term since there is little doubt that the central bank will continue its extraordinary efforts to support the economic recovery in 2021.

Fortunately, not only has the combined firepower of global central banks prevented a liquidity crisis, it has also driven borrowing costs down to near-record lows—even as total emerging-market debt exceeds 200% of GDP. Only two problem debtors—Argentina and Turkey—had to increase their interest rates in recent months to stem investment outflows. As the world returns to normal, other nations may need to raise interest rates in order to attract sufficient investment inflows to sustain their fiscal and current-account positions.

A weak U.S. dollar is an important catalyst for emerging-markets performance. Although the currency weakened meaningfully in 2020 and pushed emerging-market equities higher, the performance of emerging markets relative to developed markets has been in a narrow range. We anticipate the coming year will see emerging equities’ relative performance improve, partly because the U.S. dollar is expected to continue to weaken.

If the world economy enjoys a durable cyclical recovery in 2021, the U.S. dollar should indeed sink further. A recovery would also bolster the rebound in commodity prices. Commodities of all sorts have been moving sharply higher since the spring, with metals, raw industrials and foodstuffs rallying together for the first time since the 2009-to-2011 period.

As COVID-19 abates and economic activity normalizes, signs of a recovery should continue to reveal themselves. In the meantime, fiscal spending and accommodative central-bank policy should sustain GDP growth and eventually cause inflation to rise. As the market prices in these developments, “long-duration” growth and expensive high-profitability stocks will likely be pressured—while momentum investors are expected to rotate into new themes, potentially adding more fuel to this nascent cyclical rally.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Daily Income Trust / Annual Report / January 31, 2021	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2021

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Bond Duration Fund (the “Fund”) seeks to provide a higher current income than typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2021, the sub-advisors were MetLife Investment Management, LLC (MetLife), and Wellington Management Company LLP (Wellington). There were no manager changes during the period.

III. Returns

For the year ended January 31, 2021, the Ultra Short Duration Bond Fund, Class F, returned 1.61%. The Fund’s benchmark—the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index (which tracks the performance of U.S. Treasury securities that have a remaining maturity between 9 and 12 months)—returned 1.50%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) cut rates two times to a range of 0.00%-0.25% in response to the global pandemic during the fiscal year ending January 31, 2021. This helped to support both risk and “risk-free” assets, which contributed to the Fund’s positive absolute returns over the reporting period.

Fund performance benefited across a number of investment-grade credit sectors; corporates, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) each outperformed Treasurys during the fiscal year and provided the Fund with a yield advantage relative to the benchmark. The Fund’s overweight to corporates, specifically financials, contributed as strong credit fundamentals and capital positioning remained favorable. The Fund’s overweight to industrials also added as the sector outperformed its short Treasury benchmark despite headwinds from the global pandemic and economic lockdowns. A significant allocation to ABS sectors also contributed. Consumer-related ABS sub-sectors, such as auto securitizations, performed well as the Fed provided a backstop to ABS through the re-launch of its Term Asset-Backed Securities Loan facility. While certain subsectors within

CMBS (such as retail and office) were particularly challenged due to the pandemic, an allocation to super senior CMBS contributed to outperformance. The Fund held a modestly short duration posture of varying degrees during the reporting period, which detracted from performance as the Fed cut rates to near-zero in response to the COVID-19 outbreak in the U.S.

Both of the Fund’s sub-advisors, MetLife and Wellington, contributed to Fund performance. Both benefited from similar exposures, including corporates and ABS. Wellington also benefited from its overweight to non-agency MBS, while MetLife’s allocation to CMBS added.

The Fund used Treasury futures to efficiently manage duration and yield-curve exposures. Additionally, the Fund used to-be-announced (TBA) forward contracts (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA) to manage market exposures. None of these had a meaningful impact on the Fund’s performance.

4	SEI Daily Income Trust / Annual Report / January 31, 2021

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	1.61%	2.26%	1.94%	1.42%	2.98%
Class Y	1.58%	2.31%	2.02%	N/A	1.90%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	1.50%	2.14%	1.56%	0.92%	2.93%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F and Class Y, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index.

1

For the periods ended January 31, 2021. Past performance is no indication of future performance. Class F Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2021	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2021

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2021, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the year ended January 31, 2021, the Short-Duration Government Fund, Class F, returned 3.01%. The Fund’s benchmark—the ICE BofA 1-3 Year U.S. Treasury Index (which tracks the performance of direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years)—returned 2.56%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) cut rates two times to a range of 0.00%-0.25% in response to the global pandemic during the fiscal year ending January 31, 2021. The Fed remained committed to a near-zero interest-rate policy and took unprecedented measures during the period to provide extended liquidity to the fixed-income markets. This helped to support both risk and “risk-free” assets, which contributed to the Fund‘s positive absolute returns over the reporting period.

The Fund’s allocation to agency mortgage-backed securities (MBS) added to relative outperformance as the sector provided a yield advantage and outperformed U.S. Treasurys. Security selection along the coupon stack also contributed to outperformance as the Fed resumed purchasing MBS following the onset of the global pandemic, providing direct support for 2.0% and 2.5% coupons. As rates fell rapidly during the year, selection within specified pools with better prepayment characteristics benefited. An overweight to 5-7 year maturities also benefited as yields declined. The Fund’s negative convexity profile and its overweight to agency collateralized mortgage obligations detracted.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (TBA) forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA).

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F	3.01%	2.67%	1.73%	1.35%	4.21%
Class Y	3.17%	2.82%	1.87%	N/A	1.68%
ICE BofA 1-3 Year U.S. Treasury Index	2.56%	2.85%	1.78%	1.28%	4.33%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F and Class Y, versus the ICE BofA 1-3 Year U.S. Treasury Index.

1

For the periods ended January 31, 2021. Past performance is no indication of future performance. Class F Shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available

6	SEI Daily Income Trust / Annual Report / January 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2021

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2021, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the year ended January 31, 2021, the GNMA Fund, Class F, returned 3.16%. The Fund’s benchmark—the Bloomberg Barclays GNMA Index (which tracks the performance of securitized mortgage pools backed by the Government National Mortgage Association (GNMA))—returned 3.00%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) cut rates two times to a range of 0.00%-0.25% in response to the global pandemic during the fiscal year ending January 31, 2021. The Fed remained committed to a near-zero interest-rate policy and took unprecedented measures during the period to provide extended liquidity to the fixed-income markets. This helped to support both risk and “risk-free” assets, which contributed to the Fund‘s positive absolute returns over the reporting period.

Security selection within agency mortgage-backed securities (MBS) and an overweight to agency commercial mortgage-backed securities contributed to Fund outperformance during the fiscal year. Security selection was aided by positions in lower coupon 2.0% and 2.5% securities, which were directly supported by the Fed through its asset purchases. The Fund’s slight overweight to conventional Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) MBS also contributed as conventional MBS outperformed Government National Mortgage Association (GNMA) securities. The Fund’s overweight to agency collateralized mortgage obligations detracted during the period as to-be-announced (TBA) securities and specified pools outperformed.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and TBA forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—FNMA, FHLMC and GNMA). Treasury futures were modestly additive with no material impact on the portfolio. The Fund made selective use of mortgage derivatives, such as interest-only STRIPS (Separate Trading of Registered Interest and Principal of Securities), principal-only STRIPS and inverse floaters (a type of bond whose coupon rate moves in the opposite direction of short-term interest rates). The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress testing and analysis suggest that a higher return can be earned at similar or lower risk compared to non-derivative securities.

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F	3.16%	3.61%	2.28%	2.85%	5.63%
Class Y	3.42%	3.88%	2.53%	N/A	2.65%
Bloomberg Barclays GNMA Index	3.00%	3.82%	2.51%	2.90%	5.94%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F and Class Y, versus the Bloomberg Barclays GNMA Index.

SEI Daily Income Trust / Annual Report / January 31, 2021	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2021

GNMA Fund (Concluded)

1

For the periods ended January 31, 2021. Past performance is no indication of future performance. Class F Shares) were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

N/A — Not Available

8	SEI Daily Income Trust / Annual Report / January 31, 2021

Definition of Indices*

Bloomberg Barclays Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

ICE BofA 1-3 Year U.S. Treasury Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one\ year and less than 3 years.

Bloomberg Barclays GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Bloomberg Commodity Total Return Index tracks prices of futures contracts on physical commodities on the commodity markets. The index is designed to minimize concentration in any one commodity or sector.

Bloomberg Barclays 1-10 Year US TIPS Index measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of 1 to 10 years.

Bloomberg Barclays US Corporate Investment Grade Index is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg Barclays US Government Bond Index measures the performance of all public U.S. government obligations with remaining maturities of one year or more.

ICE BofA US High Yield Constrained Index tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Daily Income Trust / Annual Report / January 31, 2021	9

SCHEDULE OF INVESTMENTS

January 31, 2021

Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 31.2%
U.S. Treasury Bills (A)
0.110%, 02/02/2021	$192,395	$192,394
0.085%, 02/09/2021	193,089	193,086
0.103%, 02/23/2021	290,000	289,982
0.180%, 02/25/2021	50,000	49,994
0.094%, 03/09/2021	550,000	549,948
0.080%, 03/11/2021	234,615	234,595
0.178%, 03/25/2021	115,725	115,695
0.095%, 04/01/2021	125,000	124,980
0.080%, 04/08/2021	42,480	42,474
0.110%, 04/29/2021	135,205	135,169
0.085%, 05/06/2021	85,000	84,981
0.085%, 05/11/2021	27,315	27,309
0.100%, 05/20/2021	62,890	62,871
0.095%, 06/01/2021	200,000	199,937
0.075%, 07/06/2021	182,000	181,942
0.135%, 11/04/2021	43,269	43,224
0.110%, 12/02/2021	155,120	154,976
0.090%, 01/27/2022	136,459	136,336
U.S. Treasury Notes
0.285%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	40,000	40,000
0.120%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 07/31/2022	9,016	9,016
0.114%, VAR US Treasury 3 Month Bill Money Market Yield+0.049%, 01/31/2023	90,000	90,006

Total U.S. Treasury Obligations (Cost $2,958,915) ($ Thousands)		2,958,915

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.9%
FFCB
0.174%, VAR ICE LIBOR USD 1 Month+0.045%, 04/16/2021	50,760	50,760
0.280%, VAR US Federal Funds Effective Rate+0.200%, 04/22/2021	20,665	20,666
0.325%, VAR US Treasury 3 Month Bill Money Market Yield+0.260%, 06/17/2021	27,935	27,934
0.290%, VAR US Treasury 3 Month Bill Money Market Yield+0.225%, 07/08/2021	15,470	15,470

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
0.243%, VAR ICE LIBOR USD 1 Month+0.110%, 07/09/2021	$7,240	$7,240
0.254%, VAR ICE LIBOR USD 1 Month+0.130%, 10/08/2021	5,260	5,260
0.236%, VAR ICE LIBOR USD 1 Month+0.110%, 11/12/2021	7,785	7,785
0.240%, VAR United States Secured Overnight Financing Rate+0.190%, 11/18/2021	12,825	12,825
0.215%, VAR US Treasury 3 Month Bill Money Market Yield+0.150%, 12/13/2021	17,765	17,750
0.128%, VAR ICE LIBOR USD 1 Month+0.005%, 12/28/2021	21,965	21,963
0.090%, 12/29/2021	2,735	2,735
0.230%, VAR United States Secured Overnight Financing Rate+0.180%, 01/14/2022	29,165	29,165
0.450%, VAR United States Secured Overnight Financing Rate+0.400%, 04/01/2022	50,000	50,000
0.100%, VAR United States Secured Overnight Financing Rate+0.050%, 05/05/2022	45,000	44,997
0.260%, VAR US Federal Funds Effective Rate+0.180%, 07/20/2022	102,845	102,830
0.145%, VAR United States Secured Overnight Financing Rate+0.095%, 09/02/2022	25,560	25,560
0.110%, VAR United States Secured Overnight Financing Rate+0.060%, 10/21/2022	61,265	61,265
0.110%, VAR United States Secured Overnight Financing Rate+0.060%, 01/13/2023	17,055	17,055
0.110%, VAR United States Secured Overnight Financing Rate+0.060%, 01/20/2023	28,830	28,830
FFCB DN (A)
0.431%, 02/12/2021	20,690	20,687
0.180%, 04/08/2021	41,475	41,462
0.100%, 08/26/2021	70,000	69,960
0.100%, 10/28/2021	9,805	9,798
0.080%, 11/16/2021	60,925	60,886
0.100%, 12/02/2021	20,575	20,557
FHLB
0.090%, VAR United States Secured Overnight Financing Rate+0.040%, 02/09/2021	61,690	61,690
0.130%, VAR United States Secured Overnight Financing Rate+0.080%, 03/04/2021	20,105	20,105

10	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
0.165%, VAR United States Secured Overnight Financing Rate+0.115%, 03/12/2021	$39,405	$39,405
0.160%, VAR United States Secured Overnight Financing Rate+0.110%, 03/25/2021	50,850	50,850
0.103%, VAR ICE LIBOR USD 1 Month-0.010%, 04/05/2021	53,435	53,435
0.107%, VAR ICE LIBOR USD 1 Month-0.020%, 04/27/2021	28,850	28,848
0.210%, VAR United States Secured Overnight Financing Rate+0.160%, 05/07/2021	85,305	85,305
0.050%, VAR United States Secured Overnight Financing Rate+0.000%, 05/12/2021	12,525	12,525
0.170%, 05/13/2021	80,595	80,594
0.200%, 06/17/2021	65,185	65,183
0.110%, 06/29/2021	37,985	37,984
0.125%, VAR United States Secured Overnight Financing Rate+0.075%, 07/23/2021	15,215	15,215
0.135%, VAR United States Secured Overnight Financing Rate+0.085%, 09/10/2021	44,170	44,170
0.090%, 12/09/2021	2,110	2,110
0.170%, VAR United States Secured Overnight Financing Rate+0.120%, 02/28/2022	41,190	41,190
0.115%, VAR United States Secured Overnight Financing Rate+0.065%, 04/28/2022	13,950	13,950
FHLB DN (A)
0.070%, 02/03/2021	14,785	14,785
0.080%, 02/17/2021	32,130	32,129
0.086%, 02/26/2021	22,395	22,393
0.351%, 03/09/2021	16,775	16,769
0.075%, 03/10/2021	61,775	61,770
0.079%, 03/17/2021	70,260	70,253
0.086%, 03/19/2021	48,240	48,235
0.089%, 03/24/2021	32,130	32,126
0.079%, 04/23/2021	12,785	12,783
0.200%, 04/29/2021	70,850	70,816
0.160%, 05/14/2021	25,000	24,989
0.099%, 05/19/2021	8,755	8,752
0.200%, 06/11/2021	51,350	51,313
FHLMC MTN
0.350%, VAR United States Secured Overnight Financing Rate+0.300%, 06/30/2021	150,000	150,000
1.125%, 08/12/2021	14,575	14,651

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
0.370%, VAR United States Secured Overnight Financing Rate+0.320%, 09/23/2021	$111,310	$111,310
0.230%, VAR United States Secured Overnight Financing Rate+0.180%, 12/13/2021	36,750	36,750
0.240%, VAR United States Secured Overnight Financing Rate+0.190%, 05/11/2022	40,000	40,000
0.115%, VAR United States Secured Overnight Financing Rate+0.065%, 11/10/2022	25,815	25,815
FNMA
0.330%, VAR United States Secured Overnight Financing Rate+0.280%, 04/26/2021	150,000	150,000
0.340%, VAR United States Secured Overnight Financing Rate+0.290%, 10/04/2021	40,000	40,000
0.250%, VAR United States Secured Overnight Financing Rate+0.200%, 12/16/2021	40,000	40,000
0.400%, VAR United States Secured Overnight Financing Rate+0.350%, 04/07/2022	59,220	59,220
0.440%, VAR United States Secured Overnight Financing Rate+0.390%, 04/15/2022	30,710	30,710
0.170%, VAR United States Secured Overnight Financing Rate+0.120%, 07/29/2022	51,130	51,130

Total U.S. Government Agency Obligations (Cost $2,642,698) ($ Thousands)		2,642,698

REPURCHASE AGREEMENTS(B) — 35.7%
Barclays Bank PLC 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $425,001,417 (collateralized by U.S. Treasury Obligations, ranging in par value $3,792,900 - $156,087,000, 0.125% - 3.625%, 5/15/2021 - 2/15/2044, with a total market value of $433,500,095)	425,000	425,000

SEI Daily Income Trust / Annual Report / January 31, 2021	11

SCHEDULE OF INVESTMENTS

January 31, 2021

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
BNP Paribas 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $575,001,917 (collateralized by U.S. Treasury Obligations, ranging in par value $1,777,800 - $178,932,300, 0.000% - 3.000%, 3/15/2023 - 2/15/2047, with a total market value of $586,500,066)	$575,000	$575,000
BOFA Securities 0.060%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $111,000,555 (collateralized by various GNMA Obligations, ranging in par value $2,100,000 - $121,031,895, 3.125% - 4.500%, 10/20/2045 - 6/20/2050, with a total market value of $113,220,000)	111,000	111,000
Citigroup Global 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $85,000,283 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $66,957,600, 1.375% - 3.750%, 11/15/2040 - 11/15/2041, with a total market value of $86,700,057)	85,000	85,000
Citigroup Global 0.060%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $5,000,025 (collateralized by U.S. Treasury Obligation, par value $4,610,800, 0.125%, 4/15/2021, with a total market value of $5,100,012)	5,000	5,000
Goldman Sachs 0.060%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $350,001,750 (collateralized by U.S. Treasury Obligations, ranging in par value $12,448,132 - $268,585,600, 0.000% - 0.000%, 5/15/2029 - 5/15/2048, with a total market value of $357,000,000)	350,000	350,000
Goldman Sachs 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $46,000,153 (collateralized by U.S. Treasury Obligations, ranging in par value $986,700 - $42,463,557, 0.000% - 0.000%, 8/15/2021 - 11/15/2045, with a total market value of $46,920,000)	46,000	46,000

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
J.P. Morgan 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $450,001,500 (collateralized by U.S. Treasury Obligations,ranging in par value $161,003,500 - $289,914,400, 0.250% - 2.375%, 1/31/2023 - 5/31/2025, with a total market value of $459,000,035)	$450,000	$450,000
Mizuho Securities 0.060%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $40,000,200 (collateralized by U.S. Treasury Obligation, par value $41,140,500, 0.500%, 5/31/2027, with a total market value of $40,800,028)	40,000	40,000
Mufg Securities 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $55,000,183 (collateralized by U.S. Treasury Obligations, ranging in par value $20 - $35,458,000, 0.000% - 4.375%, 2/15/2021 - 8/15/2050, with a total market value of $56,100,002)	55,000	55,000
Natixis S.A. 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $300,001,000 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $52,943,700, 0.000% - 3.125%, 4/8/2021 - 11/15/2050, with a total market value of $306,000,020)	300,000	300,000
Natixis S.A. 0.060%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $60,000,300 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $21,288,400, 0.000% - 4.080%, 4/8/2021 - 5/15/2049, with a total market value of $61,200,016)	60,000	60,000
TD Securities 0.060%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $350,001,750 (collateralized by FHLMC Obligations, ranging in par value $13,829,577 - $143,799,000, 2.500% - 4.500%, 1/1/2043 - 1/1/2051, with a total market value of $360,500,001)	350,000	350,000

12	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
TD Securities 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $80,000,267 (collateralized by U.S. Treasury Obligations, ranging in par value $37,577,700 - $39,844,200, 0.125% - 2.250%, 8/15/2023 - 8/15/2027, with a total market value of $81,600,052)	$80,000	$80,000
The Bank of Nova Scotia 0.040%, dated 01/29/21, to be repurchased on 02/01/21, repurchase price $450,001,500 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $104,461,000, 0.000% - 6.125%, 2/25/2021 - 2/15/2050, with a total market value of $459,001,574)	450,000	450,000

Total Repurchase Agreements (Cost $3,382,000) ($ Thousands)		3,382,000

Total Investments — 94.8% (Cost $8,983,613) ($ Thousands)		$8,983,613

Percentages are based on a Net Assets of $9,474,734 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.
(B)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR – Variable Rate

As of January 31, 2021, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2021	13

SCHEDULE OF INVESTMENTS

January 31, 2021

Government II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 69.0%
U.S. Treasury Bills (A)
0.085%, 02/02/2021	$230,335	$230,334
0.068%, 02/04/2021	177,000	176,999
0.065%, 02/09/2021	118,512	118,511
0.120%, 02/11/2021	22,140	22,139
0.081%, 02/16/2021	307,895	307,885
0.072%, 02/18/2021	44,420	44,418
0.110%, 02/23/2021	50,000	49,997
0.079%, 03/02/2021	125,000	124,992
0.066%, 03/04/2021	70,000	69,996
0.090%, 03/09/2021	100,000	99,991
0.085%, 03/23/2021	120,000	119,986
0.095%, 04/01/2021	34,000	33,995
0.110%, 04/29/2021	45,910	45,898
0.085%, 05/06/2021	50,000	49,989
0.086%, 05/11/2021	109,330	109,304
0.160%, 05/20/2021	3,595	3,593
0.090%, 01/27/2022	37,372	37,338
U.S. Treasury Notes
0.285%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	10,000	10,000
0.365%, VAR US Treasury 3 Month Bill Money Market Yield+0.300%, 10/31/2021	14,425	14,430
0.179%, VAR US Treasury 3 Month Bill Money Market Yield+0.114%, 04/30/2022	40,000	40,000
0.120%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 07/31/2022	29,508	29,508
0.114%, VAR US Treasury 3 Month Bill Money Market Yield+0.049%, 01/31/2023	22,000	22,002

Total U.S. Treasury Obligations (Cost $1,761,305) ($ Thousands)		1,761,305

U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.3%
FFCB
0.195%, VAR US Treasury 3 Month Bill Money Market Yield+0.130%, 02/08/2021	6,195	6,195
0.174%, VAR ICE LIBOR USD 1 Month+0.045%, 04/16/2021	12,670	12,670

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
0.280%, VAR US Federal Funds Effective Rate+0.200%, 04/22/2021	$19,320	$19,321
0.210%, VAR United States Secured Overnight Financing Rate+0.160%, 05/07/2021	53,190	53,190
0.325%, VAR US Treasury 3 Month Bill Money Market Yield+0.260%, 06/17/2021	8,075	8,075
0.290%, VAR US Treasury 3 Month Bill Money Market Yield+0.225%, 07/08/2021	4,170	4,170
0.240%, VAR United States Secured Overnight Financing Rate+0.190%, 11/18/2021	4,015	4,015
0.230%, VAR United States Secured Overnight Financing Rate+0.180%, 01/14/2022	8,755	8,755
0.185%, VAR US Treasury 3 Month Bill Money Market Yield+0.120%, 05/02/2022	3,660	3,660
0.250%, VAR United States Secured Overnight Financing Rate+0.200%, 06/23/2022	13,155	13,155
0.260%, VAR US Federal Funds Effective Rate+0.180%, 07/20/2022	30,050	30,045
0.145%, VAR United States Secured Overnight Financing Rate+0.095%, 09/02/2022	4,000	4,000
0.110%, VAR United States Secured Overnight Financing Rate+0.060%, 10/21/2022	17,245	17,245
0.125%, VAR United States Secured Overnight Financing Rate+0.075%, 11/03/2022	11,660	11,660
0.110%, VAR United States Secured Overnight Financing Rate+0.060%, 01/13/2023	5,090	5,090
0.110%, VAR United States Secured Overnight Financing Rate+0.060%, 01/20/2023	8,370	8,370
FFCB DN (A)
0.270%, 03/17/2021	9,745	9,742
0.190%, 06/01/2021	16,570	16,559
0.130%, 06/15/2021	13,355	13,348
0.120%, 09/17/2021	9,215	9,208
0.130%, 10/26/2021	10,590	10,580
0.080%, 11/16/2021	15,915	15,905
0.100%, 12/02/2021	5,790	5,785

14	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLB
0.090%, VAR United States Secured Overnight Financing Rate+0.040%, 02/09/2021	$18,380	$18,380
0.165%, VAR United States Secured Overnight Financing Rate+0.115%, 03/12/2021	9,575	9,575
0.160%, VAR United States Secured Overnight Financing Rate+0.110%, 03/25/2021	12,090	12,090
0.103%, VAR ICE LIBOR USD 1 Month-0.010%, 04/05/2021	15,350	15,350
0.107%, VAR ICE LIBOR USD 1 Month-0.020%, 04/27/2021	8,980	8,979
0.210%, VAR United States Secured Overnight Financing Rate+0.160%, 05/07/2021	20,350	20,350
0.050%, VAR United States Secured Overnight Financing Rate+0.000%, 05/12/2021	3,805	3,805
0.170%, 05/13/2021	30,740	30,740
0.120%, 06/04/2021	15,080	15,079
0.095%, VAR United States Secured Overnight Financing Rate+0.045%, 06/15/2021	8,315	8,315
0.200%, 06/17/2021	12,775	12,775
0.110%, 06/29/2021	10,985	10,985
0.125%, VAR United States Secured Overnight Financing Rate+0.075%, 07/23/2021	4,575	4,575
0.170%, VAR United States Secured Overnight Financing Rate+0.120%, 10/13/2021	30,000	30,000
0.170%, VAR United States Secured Overnight Financing Rate+0.120%, 02/28/2022	12,925	12,925
0.115%, VAR United States Secured Overnight Financing Rate+0.065%, 04/28/2022	3,825	3,825
0.115%, VAR United States Secured Overnight Financing Rate+0.065%, 11/10/2022	8,255	8,255
FHLB DN (A)
0.080%, 02/08/2013	18,295	18,295
0.080%, 02/11/2013	35,900	35,899
0.083%, 02/12/2021	16,725	16,725
0.080%, 02/17/2021	9,085	9,085
0.077%, 03/10/2021	52,365	52,361
0.076%, 03/17/2021	47,920	47,916
0.086%, 03/19/2021	13,630	13,628
0.089%, 03/24/2021	37,805	37,800
0.210%, 04/12/2021	10,290	10,286
0.080%, 04/23/2021	3,540	3,539

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
0.200%, 04/29/2021	$13,420	$13,413
0.099%, 05/19/2021	10,290	10,287
0.200%, 06/11/2021	12,485	12,476

Total U.S. Government Agency Obligations (Cost $798,456) ($ Thousands)		798,456

Total Investments — 100.3% (Cost $2,559,761) ($ Thousands)		$2,559,761

Percentages are based on a Net Assets of $2,553,183 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD — U.S. Dollar

VAR – Variable Rate

As of January 31, 2021, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2021	15

SCHEDULE OF INVESTMENTS

January 31, 2021

Treasury II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 109.8%
U.S. Treasury Bills (A)
0.095%, 02/02/2021	$40,975	$40,975
0.039%, 02/04/2021	12,000	12,000
0.100%, 02/09/2021	3,627	3,627
0.097%, 02/11/2021	28,330	28,329
0.066%, 02/16/2021	16,000	15,999
0.076%, 02/18/2021	7,047	7,046
0.110%, 02/23/2021	14,000	13,999
0.104%, 02/25/2021	25,000	24,998
0.084%, 03/02/2021	2,000	2,000
0.072%, 03/09/2021	29,000	28,998
0.119%, 03/11/2021	595	595
0.085%, 03/23/2021	4,000	4,000
0.096%, 03/25/2021	18,041	18,039
0.065%, 03/30/2021	25,000	24,997
0.110%, 04/29/2021	10,000	9,997
0.085%, 05/06/2021	10,000	9,998
0.095%, 06/01/2021	10,000	9,997
0.090%, 06/24/2021	2,976	2,975
0.075%, 07/06/2021	18,000	17,994
0.135%, 11/04/2021	3,074	3,071
0.090%, 01/27/2022	4,598	4,594
U.S. Treasury Notes
0.204%, VAR US Treasury 3 Month Bill Money Market Yield+0.139%, 04/30/2021	3,440	3,440
0.285%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	12,000	11,997
0.365%, VAR US Treasury 3 Month Bill Money Market Yield+0.300%, 10/31/2021	7,000	7,007
0.219%, VAR US Treasury 3 Month Bill Money Market Yield+0.154%, 01/31/2022	3,880	3,880
0.179%, VAR US Treasury 3 Month Bill Money Market Yield+0.114%, 04/30/2022	13,000	13,001
0.120%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 07/31/2022	3,934	3,934
0.120%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 10/31/2022	7,500	7,500

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.114%, VAR US Treasury 3 Month Bill Money Market Yield+0.049%, 01/31/2023	$3,000	$3,000

Total U.S. Treasury Obligations (Cost $337,987) ($ Thousands)		337,987

Total Investments — 109.8% (Cost $337,987) ($ Thousands)		$337,987

Percentages are based on a Net Assets of $307,851 ($Thousands).
(A)	The rate reported is the effective yield at time of purchase.

VAR – Variable Rate

As of January 31, 2021, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	SEI Daily Income Trust / Annual Report / January 31, 2021

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 36.9%

Communication Services — 0.4%
Cox Communications
3.250%, 12/15/2022 (A)	$800	$842
Fox
3.666%, 01/25/2022	85	88
Sky
3.125%, 11/26/2022 (A)	350	367
		1,297

Consumer Discretionary — 2.9%
7-Eleven
0.625%, 02/10/2023 (A)	2,580	2,583
Daimler Finance North America LLC
2.550%, 08/15/2022 (A)	1,610	1,661
2.200%, 10/30/2021 (A)	300	304
General Motors Financial
3.550%, 07/08/2022	225	234
3.450%, 04/10/2022	400	412
1.075%, VAR ICE LIBOR USD 3 Month+0.850%, 04/09/2021	525	525
Howard University
2.801%, 10/01/2023	380	395
2.638%, 10/01/2021	160	161
Hyundai Capital America
1.174%, VAR ICE LIBOR USD 3 Month+0.940%, 07/08/2021 (A)	450	451
Lennar
4.750%, 11/15/2022	700	741
Marriott International
2.875%, 03/01/2021	650	650
0.876%, VAR ICE LIBOR USD 3 Month+0.650%, 03/08/2021	375	375
Nissan Motor Acceptance MTN
3.150%, 03/15/2021 (A)	400	401
Toyota Motor Credit MTN
0.384%, VAR United States Secured Overnight Financing Rate+0.330%, 01/11/2024	400	401

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
VF
2.050%, 04/23/2022	$375	$383
		9,677

Consumer Staples — 0.5%
Campbell Soup
2.500%, 08/02/2022	874	901
Mondelez International
2.125%, 04/13/2023	80	83
0.625%, 07/01/2022	400	402
Skandinaviska Enskilda Banken
0.550%, 09/01/2023 (A)	250	251
		1,637

Energy — 2.3%
El Paso Natural Gas LLC
8.625%, 01/15/2022	218	235
Energy Transfer Operating
4.650%, 06/01/2021	825	828
Kinder Morgan
5.000%, 02/15/2021 (A)	600	601
Kinder Morgan Energy Partners
5.000%, 10/01/2021	130	132
MPLX
1.330%, VAR ICE LIBOR USD 3 Month+1.100%, 09/09/2022	1,035	1,035
Occidental Petroleum
1.163%, VAR ICE LIBOR USD 3 Month+0.950%, 02/08/2021	300	300
Phillips 66
3.700%, 04/06/2023	285	304
Pioneer Natural Resources
0.750%, 01/15/2024	1,515	1,515
Saudi Arabian Oil
1.250%, 11/24/2023 (A)	200	202
Saudi Arabian Oil MTN
2.750%, 04/16/2022 (A)	1,580	1,621
Sunoco Logistics Partners Operations
4.400%, 04/01/2021	625	627
Valero Energy
2.700%, 04/15/2023	225	235
		7,635

Financials — 20.7%
ABN AMRO Bank MTN
0.803%, VAR ICE LIBOR USD 3 Month+0.570%, 08/27/2021 (A)	750	752
AIG Global Funding
0.800%, 07/07/2023 (A)	315	318
American Express
0.747%, VAR ICE LIBOR USD 3 Month+0.525%, 05/17/2021	450	450

SEI Daily Income Trust / Annual Report / January 31, 2021	17

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Honda Finance MTN
0.875%, 07/07/2023	$300	$303
Aon
2.200%, 11/15/2022	140	145
Assurant
1.501%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	77	77
Bank of America MTN
1.486%, VAR United States Secured Overnight Financing Rate+1.460%, 05/19/2024	300	307
0.901%, VAR ICE LIBOR USD 3 Month+0.650%, 06/25/2022	1,000	1,002
Bank of Montreal
0.418%, VAR United States Secured Overnight Financing Rate+0.350%, 12/08/2023	600	601
Bank of Montreal MTN
0.747%, VAR United States Secured Overnight Financing Rate+0.680%, 03/10/2023	1,340	1,354
Bank of Nova Scotia
0.865%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	375	377
0.616%, VAR United States Secured Overnight Financing Rate+0.550%, 09/15/2023	1,545	1,556
Barclays Bank PLC
1.700%, 05/12/2022	225	229
BBVA USA
0.951%, VAR ICE LIBOR USD 3 Month+0.730%, 06/11/2021	500	501
BPCE
2.650%, 02/03/2021	450	450
BPCE MTN
3.000%, 05/22/2022 (A)	975	1,008
Canadian Imperial Bank of Commerce
0.864%, VAR United States Secured Overnight Financing Rate+0.800%, 03/17/2023	500	506
0.529%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	1,050	1,050
0.466%, VAR United States Secured Overnight Financing Rate+0.400%, 12/14/2023	2,210	2,216
Capital One
2.950%, 07/23/2021	825	834
2.150%, 09/06/2022	250	257
Capital One Bank USA
2.014%, VAR United States Secured Overnight Financing Rate+0.616%, 01/27/2023	400	406

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charles Schwab
0.533%, VAR ICE LIBOR USD 3 Month+0.320%, 05/21/2021	$360	$360
Citibank
2.844%, VAR ICE LIBOR USD 3 Month+0.596%, 05/20/2022	450	453
Citigroup
0.920%, VAR United States Secured Overnight Financing Rate+0.870%, 11/04/2022	1,720	1,728
Citizens Bank
0.941%, VAR ICE LIBOR USD 3 Month+0.720%, 02/14/2022	550	553
Cooperatieve Rabobank UA
0.645%, VAR ICE LIBOR USD 3 Month+0.430%, 04/26/2021	750	751
0.355%, VAR United States Secured Overnight Financing Rate+0.300%, 01/12/2024	325	325
Credit Suisse Group Funding Guernsey
2.513%, VAR ICE LIBOR USD 3 Month+2.290%, 04/16/2021	1,000	1,005
Credit Suisse NY
0.501%, VAR United States Secured Overnight Financing Rate+0.450%, 02/04/2022	625	627
0.441%, VAR United States Secured Overnight Financing Rate+0.390%, 02/02/2024	2,280	2,281
DAE Funding LLC
5.250%, 11/15/2021 (A)	575	588
Danske Bank
5.000%, 01/12/2022 (A)	570	594
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (A)	525	532
2.000%, 09/08/2021 (A)	400	404
Deutsche Bank NY
4.250%, 02/04/2021	550	550
European Investment Bank
0.358%, VAR United States Secured Overnight Financing Rate+0.290%, 06/10/2022 (A)	2,050	2,054
Fifth Third Bank MTN
1.800%, 01/30/2023	250	257
Ford Motor Credit LLC
1.521%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	350	348
Goldman Sachs Group
5.750%, 01/24/2022	2,875	3,027
1.325%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	750	752

18	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.627%, VAR United States Secured Overnight Financing Rate+0.538%, 11/17/2023	$425	$426
0.461%, VAR United States Secured Overnight Financing Rate+0.410%, 01/27/2023	575	575
HSBC Bank Canada
3.300%, 11/28/2021 (A)	500	512
0.950%, 05/14/2023 (A)	1,205	1,221
ING Groep
1.401%, VAR ICE LIBOR USD 3 Month+1.150%, 03/29/2022	400	405
Inter-American Development Bank
0.326%, VAR United States Secured Overnight Financing Rate+0.260%, 09/16/2022	2,455	2,460
Inter-American Development Bank MTN
0.441%, VAR ICE LIBOR USD 3 Month+0.200%, 07/15/2021	1,685	1,687
Intercontinental Exchange
0.867%, VAR ICE LIBOR USD 3 Month+0.650%, 06/15/2023	2,230	2,236
International Bank for Reconstruction & Development MTN
0.186%, VAR United States Secured Overnight Financing Rate+0.130%, 01/13/2023	410	410
Jackson National Life Global Funding
0.701%, VAR ICE LIBOR USD 3 Month+0.480%, 06/11/2021 (A)	1,000	1,002
KeyBank
0.865%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2022	1,550	1,559
0.390%, VAR United States Secured Overnight Financing Rate+0.340%, 01/03/2024	575	576
Macquarie Bank MTN
0.441%, 12/16/2022 (A)	325	325
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (A)	448	453
Metropolitan Life Global Funding I MTN
0.624%, VAR United States Secured Overnight Financing Rate+0.570%, 01/13/2023 (A)	550	554
Mizuho Financial Group
0.837%, VAR ICE LIBOR USD 3 Month+0.630%, 05/25/2024	775	778
Morgan Stanley MTN
4.875%, 11/01/2022	625	672
2.750%, 05/19/2022	1,145	1,181
1.624%, VAR ICE LIBOR USD 3 Month+1.400%, 04/21/2021	375	376

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.751%, VAR United States Secured Overnight Financing Rate+0.700%, 01/20/2023	$775	$778
MUFG Union Bank
0.825%, VAR ICE LIBOR USD 3 Month+0.600%, 03/07/2022	950	955
Nasdaq
0.445%, 12/21/2022	250	250
National Bank of Canada
0.900%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.770%, 08/15/2023	475	478
Nationwide Building Society
2.000%, 01/27/2023 (A)	375	386
0.550%, 01/22/2024 (A)	400	400
Nordea Bank Abp
1.000%, 06/09/2023 (A)	300	305
Pacific Life Global Funding II
0.500%, 09/23/2023 (A)	400	401
Penske Truck Leasing LP
3.650%, 07/29/2021 (A)	400	405
PNC Bank
1.743%, VAR ICE LIBOR USD 3 Month+0.000%, 02/24/2023	550	559
0.530%, VAR ICE LIBOR USD 3 Month+0.325%, 02/24/2023	1,600	1,603
Protective Life Global Funding
1.082%, 06/09/2023 (A)	255	259
Royal Bank of Canada MTN
0.682%, VAR ICE LIBOR USD 3 Month+0.470%, 04/29/2022	1,525	1,532
0.602%, VAR ICE LIBOR USD 3 Month+0.390%, 04/30/2021	580	581
0.501%, VAR United States Secured Overnight Financing Rate+0.450%, 10/26/2023	400	402
Santander UK PLC
2.100%, 01/13/2023	245	253
Standard Chartered PLC
2.744%, VAR ICE LIBOR USD 3 Month+1.200%, 09/10/2022 (A)	530	537
State Street
2.825%, VAR United States Secured Overnight Financing Rate+2.690%, 03/30/2023	660	679
Synchrony Bank
3.650%, 05/24/2021	575	579
Toronto-Dominion Bank
2.100%, 07/15/2022 (A)	1,100	1,129
Toronto-Dominion Bank MTN
0.531%, VAR United States Secured Overnight Financing Rate+0.480%, 01/27/2023	1,160	1,167

SEI Daily Income Trust / Annual Report / January 31, 2021	19

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.511%, VAR United States Secured Overnight Financing Rate+0.450%, 09/28/2023	$400	$403
0.250%, 01/06/2023	1,210	1,208
UBS
1.750%, 04/21/2022 (A)	750	762
UniCredit MTN
6.572%, 01/14/2022 (A)	350	368
USAA Capital
1.500%, 05/01/2023 (A)	525	538
Volkswagen Group of America Finance LLC
2.900%, 05/13/2022 (A)	450	464
1.154%, VAR ICE LIBOR USD 3 Month+0.940%, 11/12/2021 (A)	750	755
Wells Fargo
2.500%, 03/04/2021	600	601
1.240%, VAR ICE LIBOR USD 3 Month+1.025%, 07/26/2021	1,000	1,005
		69,038

Health Care — 3.2%
AbbVie
2.150%, 11/19/2021	1,000	1,014
0.691%, VAR ICE LIBOR USD 3 Month+0.460%, 11/19/2021	1,245	1,249
Anthem
3.125%, 05/15/2022	650	673
2.950%, 12/01/2022	575	600
Bayer US Finance II LLC
3.500%, 06/25/2021 (A)	425	429
0.881%, VAR ICE LIBOR USD 3 Month+0.630%, 06/25/2021 (A)	825	827
Bristol Myers Squibb
0.537%, 11/13/2023	425	426
3.250%, 02/20/2023	425	449
2.550%, 05/14/2021	870	876
Cigna
3.050%, 11/30/2022	350	366
CVS Health
2.125%, 06/01/2021	775	779
0.950%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	1,650	1,651
OhioHealth
1.119%, 11/15/2021	295	295
Royalty Pharma PLC
0.750%, 09/02/2023 (A)	375	376
Stryker
0.600%, 12/01/2023	230	230
Viatris
1.125%, 06/22/2022 (A)	450	454
		10,694

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Industrials — 2.5%
AerCap Ireland Capital DAC
4.500%, 05/15/2021	$600	$607
Aviation Capital Group LLC
0.882%, VAR ICE LIBOR USD 3 Month+0.670%, 07/30/2021 (A)	570	569
Boeing
4.508%, 05/01/2023	150	161
2.700%, 05/01/2022	325	333
2.300%, 08/01/2021	385	389
Cargill
1.375%, 07/23/2023 (A)	300	308
Caterpillar Financial Services MTN
0.505%, VAR ICE LIBOR USD 3 Month+0.280%, 09/07/2021	1,600	1,603
Equifax
1.091%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	460	461
Honeywell International
0.483%, 08/19/2022	1,565	1,567
Otis Worldwide
0.688%, VAR ICE LIBOR USD 3 Month+0.450%, 04/05/2023	1,995	1,996
PACCAR Financial MTN
0.466%, VAR ICE LIBOR USD 3 Month+0.260%, 05/10/2021	150	150
Roper Technologies
0.450%, 08/15/2022	150	150
		8,294

Information Technology — 1.2%
Hewlett Packard Enterprise
4.450%, 10/02/2023	250	274
0.958%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	375	375
0.900%, VAR ICE LIBOR USD 3 Month+0.680%, 03/12/2021	775	776
Microchip Technology
3.922%, 06/01/2021	805	814
0.972%, 02/15/2024 (A)	375	375
Micron Technology
2.497%, 04/24/2023	545	569
NXP BV
3.875%, 09/01/2022 (A)	364	382
Oracle
2.500%, 05/15/2022	500	512
		4,077

Materials — 0.2%
LYB International Finance III LLC
1.238%, VAR ICE LIBOR USD 3 Month+1.000%, 10/01/2023	500	502

20	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nutrition & Biosciences
0.697%, 09/15/2022 (A)	$215	$215
		717

Utilities — 3.0%
American Electric Power
0.685%, VAR ICE LIBOR USD 3 Month+0.480%, 11/01/2023	1,060	1,061
Consolidated Edison of New York
0.651%, VAR ICE LIBOR USD 3 Month+0.400%, 06/25/2021	1,730	1,733
Dominion Energy
2.450%, 01/15/2023 (A)	550	571
0.747%, VAR ICE LIBOR USD 3 Month+0.530%, 09/15/2023	1,445	1,448
0.000%, 08/15/2021	130	132
DTE Energy
0.550%, 11/01/2022	1,050	1,051
PPL Electric Utilities
0.501%, VAR ICE LIBOR USD 3 Month+0.250%, 09/28/2023	875	876
Puget Energy
6.000%, 09/01/2021	467	482
Southern California Edison
0.501%, VAR ICE LIBOR USD 3 Month+0.270%, 12/03/2021	1,485	1,486
Southern California Gas
0.570%, VAR ICE LIBOR USD 3 Month+0.350%, 09/14/2023	970	970
Virginia Electric and Power
3.450%, 09/01/2022	400	416
		10,226

Total Corporate Obligations (Cost $122,702) ($ Thousands)		123,292

ASSET-BACKED SECURITIES — 31.7%

Automotive — 18.7%

American Credit Acceptance Receivables Trust, Ser 2019-4, Cl A
2.180%, 02/13/2023 (A)	76	76
American Credit Acceptance Receivables Trust, Ser 2020-1, Cl A
1.890%, 04/13/2023 (A)	144	145
American Credit Acceptance Receivables Trust, Ser 2020-3, Cl A
0.620%, 10/13/2023 (A)	300	300
American Credit Acceptance Receivables Trust, Ser 2020-4, Cl A
0.530%, 03/13/2024 (A)	552	553

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust, Ser 2021-1, Cl A
0.350%, 05/13/2024 (A)	$770	$770
American Credit Acceptance Receivables Trust, Ser 2021-1, Cl B
0.610%, 03/13/2025 (A)	1,415	1,418
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (A)	513	518
Canadian Pacer Auto Receivables Trust, Ser 2020-1A, Cl A2A
1.770%, 11/21/2022 (A)	357	359
CarMax Auto Owner Trust, Ser 2017-4, Cl A4
2.330%, 05/15/2023	500	507
CarMax Auto Owner Trust, Ser 2019-2, Cl A2A
2.690%, 07/15/2022	28	28
CarMax Auto Owner Trust, Ser 2020-1,Cl A2
1.870%, 04/17/2023	325	327
CarMax Auto Owner Trust, Ser 2021-1, Cl A2A
0.220%, 02/15/2024	695	695
Carvana Auto Receivables Trust, Ser 2019-4A, Cl A2
2.200%, 07/15/2022 (A)	15	15
Carvana Auto Receivables Trust, Ser 2020-P1, Cl A2
0.280%, 11/08/2023	685	685
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	4	4
Chesapeake Funding II LLC, Ser 2017-3A, Cl A1
1.910%, 08/15/2029 (A)	22	22
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
0.467%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	58	58
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (A)	62	62
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
0.437%, VAR ICE LIBOR USD 1 Month+0.310%, 11/15/2029 (A)	245	245
Chesapeake Funding II LLC, Ser 2018-1A, Cl A1
3.040%, 04/15/2030 (A)	102	104
Chesapeake Funding II LLC, Ser 2018-2A, Cl A1
3.230%, 08/15/2030 (A)	247	250

SEI Daily Income Trust / Annual Report / January 31, 2021	21

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2018-2A, Cl A2
0.497%, VAR ICE LIBOR USD 1 Month+0.370%, 08/15/2030 (A)	$463	$463
Chesapeake Funding II LLC, Ser 2018-3A, Cl A1
3.390%, 01/15/2031 (A)	190	196
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (A)	688	700
CPS Auto Receivables Trust, Ser 2019-D, Cl A
2.170%, 12/15/2022 (A)	65	65
CPS Auto Receivables Trust, Ser 2020-A, Cl A
2.090%, 05/15/2023 (A)	150	151
CPS Auto Receivables Trust, Ser 2020-C, Cl A
0.630%, 03/15/2024 (A)	371	371
CPS Auto Receivables Trust, Ser 2021-A, Cl A
0.350%, 01/16/2024 (A)	1,140	1,140
CPS Auto Receivables Trust, Ser 2021-A, Cl B
0.610%, 02/18/2025 (A)	390	390
Credit Acceptance Auto Loan Trust, Ser 2019-3A, Cl A
2.380%, 11/15/2028 (A)	1,525	1,565
Credit Acceptance Auto Loan Trust, Ser 2020-1A, Cl A
2.010%, 02/15/2029 (A)	650	664
Drive Auto Receivables Trust, Ser 2017-3, Cl D
3.530%, 12/15/2023 (A)	360	365
Drive Auto Receivables Trust, Ser 2019-4, Cl A3
2.160%, 05/15/2023	217	217
Drive Auto Receivables Trust, Ser 2019-4, Cl B
2.230%, 01/16/2024	595	600
Drive Auto Receivables Trust, Ser 2020-1, Cl A3
2.020%, 11/15/2023	350	353
Drive Auto Receivables Trust, Ser 2020-2, Cl A2A
0.850%, 07/17/2023	157	157
DT Auto Owner Trust, Ser 2019-3A, Cl A
2.550%, 08/15/2022 (A)	22	21
DT Auto Owner Trust, Ser 2019-4A, Cl A
2.170%, 05/15/2023 (A)	124	125
DT Auto Owner Trust, Ser 2019-4A, Cl B
2.360%, 01/16/2024 (A)	1,425	1,444
DT Auto Owner Trust, Ser 2020-1A, Cl A
1.940%, 09/15/2023 (A)	118	119

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust, Ser 2020-2A, Cl A
1.140%, 01/16/2024 (A)	$332	$334
DT Auto Owner Trust, Ser 2020-2A, Cl B
2.080%, 03/16/2026 (A)	680	695
DT Auto Owner Trust, Ser 2020-3A, Cl A
0.540%, 04/15/2024 (A)	437	438
DT Auto Owner Trust, Ser 2020-3A, Cl B
0.910%, 12/16/2024 (A)	915	921
DT Auto Owner Trust, Ser 2021-1A, Cl A
0.350%, 01/15/2025 (A)	1,580	1,581
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (A)	260	260
Enterprise Fleet Financing LLC, Ser 2018-2, Cl A2
3.140%, 02/20/2024 (A)	318	320
Enterprise Fleet Financing LLC, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (A)	406	412
Enterprise Fleet Financing LLC, Ser 2019-2, Cl A2
2.290%, 02/20/2025 (A)	378	385
Enterprise Fleet Financing LLC, Ser 2019-3, Cl A2
2.060%, 05/20/2025 (A)	668	678
Enterprise Fleet Financing LLC, Ser 2020-2, Cl A1
0.240%, 10/20/2021 (A)	437	437
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl A
2.180%, 01/17/2023 (A)	47	47
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl B
2.300%, 12/15/2023 (A)	775	781
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl A
2.050%, 06/15/2023 (A)	90	91
Exeter Automobile Receivables Trust, Ser 2020-3A, Cl A2
0.460%, 10/17/2022	546	546
Exeter Automobile Receivables Trust, Ser 2021-1A, Cl A3
0.340%, 03/15/2024	570	570
Exeter Automobile Receivables Trust, Ser 2021-1A, Cl B
0.500%, 02/18/2025	695	694
First Investors Auto Owner Trust, Ser 2019-1A, Cl A
2.890%, 03/15/2024 (A)	72	73
First Investors Auto Owner Trust, Ser 2019-2A, Cl A
2.210%, 09/16/2024 (A)	238	241

22	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (A)	$1,270	$1,271
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (A)	27	27
Flagship Credit Auto Trust, Ser 2018-4, Cl A
3.410%, 05/15/2023 (A)	85	85
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (A)	108	109
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (A)	248	251
Flagship Credit Auto Trust, Ser 2019-3, Cl A
2.330%, 02/15/2024 (A)	283	286
Flagship Credit Auto Trust, Ser 2019-4, Cl A
2.170%, 06/17/2024 (A)	277	280
Flagship Credit Auto Trust, Ser 2020-1, Cl A
1.900%, 08/15/2024 (A)	332	336
Flagship Credit Auto Trust, Ser 2020-3, Cl A
0.700%, 04/15/2025 (A)	144	144
Flagship Credit Auto Trust, Ser 2020-4, Cl A
0.530%, 04/15/2025 (A)	895	897
Ford Credit Auto Lease Trust, Ser 2018-B, Cl A4
3.300%, 02/15/2022	304	305
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A2
1.800%, 07/15/2022	231	232
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A3
1.850%, 03/15/2023	800	810
Ford Credit Auto Lease Trust, Ser 2021-A, Cl A2
0.190%, 07/15/2023	680	680
Ford Credit Auto Owner Trust, Ser 2016-1, Cl A
2.310%, 08/15/2027 (A)	1,150	1,151
Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl A2
1.970%, 09/15/2023 (A)	264	266
Foursight Capital Automobile Receivables Trust, Ser 2021-1, Cl A2
0.400%, 08/15/2024 (A)	700	700
GLS Auto Receivables Issuer Trust, Ser 2019-1A, Cl A
3.370%, 01/17/2023 (A)	16	16
GLS Auto Receivables Issuer Trust, Ser 2019-2A, Cl A
3.060%, 04/17/2023 (A)	90	91
GLS Auto Receivables Issuer Trust, Ser 2019-3A, Cl A
2.580%, 07/17/2023 (A)	141	142

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GLS Auto Receivables Issuer Trust, Ser 2019-4A, Cl A
2.470%, 11/15/2023 (A)	$163	$165
GLS Auto Receivables Issuer Trust, Ser 2020-1A, Cl A
2.170%, 02/15/2024 (A)	224	227
GLS Auto Receivables Issuer Trust, Ser 2020-3A, Cl A
0.690%, 10/16/2023 (A)	221	222
GLS Auto Receivables Issuer Trust, Ser 2020-4A, Cl A
0.520%, 02/15/2024 (A)	520	520
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	3	3
GM Financial Automobile Leasing Trust, Ser 2019-3, Cl A3
2.030%, 06/20/2022	475	478
GM Financial Automobile Leasing Trust, Ser 2020-3, Cl A1
0.178%, 10/20/2021	227	227
GM Financial Consumer Automobile Receivables Trust, Ser 2018-4, Cl A3
3.210%, 10/16/2023	371	378
Harley-Davidson Motorcycle Trust, Ser 2020-A, Cl A2A
1.830%, 01/17/2023	332	333
Hertz Fleet Lease Funding, Ser 2019-1, Cl A1
0.619%, VAR ICE LIBOR USD 1 Month+0.470%, 01/10/2033 (A)	548	548
Hertz Fleet Lease Funding, Ser 2019-1, Cl A2
2.700%, 01/10/2033 (A)	396	401
Hyundai Auto Receivables Trust, Ser 2020-A, Cl A2
1.510%, 04/17/2023	501	504
JPMorgan Chase Bank, Ser 2020-1, Cl B
0.991%, 01/25/2028 (A)	816	819
JPMorgan Chase Bank, Ser 2020-2, Cl B
0.840%, 02/25/2028 (A)	1,500	1,503
Mercedes-Benz Auto Lease Trust, Ser 2020-A, Cl A2
1.820%, 03/15/2022	93	93
Mercedes-Benz Auto Lease Trust, Ser 2020-B, Cl A3
0.400%, 11/15/2023	1,090	1,093
Mercedes-Benz Auto Lease Trust, Ser 2021-A, Cl A2
0.180%, 03/15/2023	850	850
Mercedes-Benz Master Owner Trust, Ser 2019-AA, Cl A
0.477%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2023 (A)	955	956

SEI Daily Income Trust / Annual Report / January 31, 2021	23

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
NextGear Floorplan Master Owner Trust, Ser 2020-1A, Cl A1
0.927%, VAR ICE LIBOR USD 1 Month+0.800%, 02/15/2025 (A)	$1,135	$1,144
Nissan Auto Lease Trust, Ser 2019-B, Cl A2A
2.270%, 10/15/2021	14	14
Prestige Auto Receivables Trust, Ser 2020-1A, Cl A2
0.520%, 02/15/2024 (A)	835	836
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl A
1.370%, 10/15/2024 (A)	150	151
Santander Drive Auto Receivables Trust, Ser 2020-2, Cl C
1.460%, 09/15/2025	100	102
Santander Drive Auto Receivables Trust, Ser 2020-3, Cl A2
0.460%, 09/15/2023	387	387
Santander Drive Auto Receivables Trust, Ser 2020-3, Cl A3
0.520%, 07/15/2024	1,275	1,278
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl C
1.010%, 01/15/2026	275	278
Santander Retail Auto Lease Trust, Ser 2019-A, Cl A2
2.720%, 01/20/2022 (A)	40	40
Santander Retail Auto Lease Trust, Ser 2019-C, Cl A2A
1.890%, 09/20/2022 (A)	446	449
Santander Retail Auto Lease Trust, Ser 2020-B, Cl A2
0.420%, 11/20/2023 (A)	525	526
Securitized Term Auto Receivables Trust, Ser 2019-1A, Cl A3
2.986%, 02/27/2023 (A)	310	313
Tesla Auto Lease Trust, Ser 2018-B, Cl A
3.710%, 08/20/2021 (A)	379	382
Tesla Auto Lease Trust, Ser 2019-A, Cl A2
2.130%, 04/20/2022 (A)	982	991
Tesla Auto Lease Trust, Ser 2020-A, Cl A2
0.550%, 05/22/2023 (A)	566	567
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl A2
1.390%, 08/15/2024 (A)	735	740
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl B
1.610%, 03/17/2025 (A)	1,290	1,308
Toyota Auto Receivables Owner Trust, Ser 2020-B, Cl A2
1.380%, 12/15/2022	236	237

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
United Auto Credit Securitization Trust, Ser 2020-1, Cl A
0.850%, 05/10/2022 (A)	$105	$105
Volkswagen Auto Loan Enhanced Trust, Ser 2020-1, Cl A2A
0.930%, 12/20/2022	679	681
Westlake Automobile Receivables Trust, Ser 2017-2A, Cl D
3.280%, 12/15/2022 (A)	379	380
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl A2B
0.597%, VAR ICE LIBOR USD 1 Month+0.470%, 02/15/2023 (A)	45	45
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl A2
2.150%, 02/15/2023 (A)	226	227
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl B
2.410%, 10/15/2024 (A)	1,389	1,409
Westlake Automobile Receivables Trust, Ser 2020-2A, Cl A2A
0.930%, 02/15/2024 (A)	975	978
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl A2
0.560%, 05/15/2024 (A)	3,045	3,052
Wheels SPV 2 LLC, Ser 2020-1A, Cl A2
0.510%, 08/20/2029 (A)	280	281
World Omni Auto Receivables Trust, Ser 2020-B, Cl A2A
0.550%, 07/17/2023	1,820	1,823
World Omni Select Auto Trust, Ser 2018-1A, Cl B
3.680%, 07/15/2023 (A)	320	322
World Omni Select Auto Trust, Ser 2019-A, Cl A2A
2.060%, 08/15/2023	159	160
		62,356

Credit Card — 0.7%
Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2
1.720%, 08/15/2024	136	139
Master Credit Card Trust II, Ser 2019-2A, Cl A
0.520%, VAR ICE LIBOR USD 1 Month+0.390%, 01/21/2023 (A)	490	491
Synchrony Card Funding LLC, Ser 2019-A1, Cl A
2.950%, 03/15/2025	670	691
Synchrony Credit Card Master Note Trust, Ser 2018-1, Cl A
2.970%, 03/15/2024	265	266

24	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Trillium Credit Card Trust II, Ser 2020-1A, Cl A
0.495%, VAR ICE LIBOR USD 1 Month+0.370%, 12/26/2024 (A)	$700	$702
		2,289

Miscellaneous Business Services — 12.3%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.810%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	56	56
Affirm Asset Securitization Trust, Ser 2020-Z1, Cl A
3.460%, 10/15/2024 (A)	170	173
Affirm Asset Securitization Trust, Ser 2020-Z2, Cl A
1.900%, 01/15/2025 (A)	439	441
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	307	309
Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	1,100	1,110
ALM XVII, Ser 2018-17A, Cl A1AR
1.171%, VAR ICE LIBOR USD 3 Month+0.930%, 01/15/2028 (A)	616	615
Apidos CLO XII, Ser 2018-12A, Cl AR
1.321%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	600	601
Avant Loans Funding Trust, Ser 2019-B, Cl A
2.720%, 10/15/2026 (A)	97	97
Barings CLO, Ser 2018-3A, Cl A1
1.174%, VAR ICE LIBOR USD 3 Month+0.950%, 07/20/2029 (A)	372	372
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	222	228
Carbone CLO, Ser 2017-1A, Cl A1
1.363%, VAR ICE LIBOR USD 3 Month+1.140%, 01/20/2031 (A)	250	250
Carlyle Global Market Strategies, Ser 2018- 1A, Cl A1R2
1.193%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	648	647
CIFC Funding, Ser 2017-1A, Cl ARR
1.332%, VAR ICE LIBOR USD 3 Month+1.110%, 01/22/2031 (A)	325	325
CIFC Funding, Ser 2018-3A, Cl AR
1.093%, VAR ICE LIBOR USD 3 Month+0.870%, 04/19/2029 (A)	375	375
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/2022 (A)(B)	268	271
CNH Equipment Trust, Ser 2019-A, Cl A3
3.010%, 04/15/2024	184	188

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust, Ser 2019-C, Cl A2
1.990%, 03/15/2023	$796	$800
CNH Equipment Trust, Ser 2020-A, Cl A2
1.080%, 07/17/2023	497	498
Cole Park CLO, Ser 2018-1A, Cl AR
1.274%, VAR ICE LIBOR USD 3 Month+1.050%, 10/20/2028 (A)	649	648
Columbia Cent CLO 27, Ser 2018-27A, Cl A1
1.368%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (A)	478	478
Conn’s Receivables Funding LLC, Ser 2020-A, Cl A
1.710%, 06/16/2025 (A)	416	417
Consumer Loan Underlying Bond CLUB Credit Trust, Ser 2020-P1, Cl A
2.260%, 03/15/2028 (A)	342	344
Crossroads Asset Trust, Ser 2021-A, Cl A2
0.820%, 03/20/2024 (A)	360	360
DLL LLC, Ser 2019-MT3, Cl A2
2.130%, 01/20/2022 (A)	256	257
Ford Credit Floorplan Master Owner Trust, Ser 2018-3, Cl A1
3.520%, 10/15/2023	390	399
Home Partners of America Trust, Ser 2017-1, Cl B
1.479%, VAR ICE LIBOR USD 1 Month+1.350%, 07/17/2034 (A)	625	626
HPEFS Equipment Trust, Ser 2019-1A, Cl A2
2.190%, 09/20/2029 (A)	369	371
HPEFS Equipment Trust, Ser 2020-1A, Cl A2
1.730%, 02/20/2030 (A)	244	245
HPEFS Equipment Trust, Ser 2020-2A, Cl A2
0.650%, 07/22/2030 (A)	1,550	1,553
John Deere Owner Trust, Ser 2019-B, Cl A2
2.280%, 05/16/2022	100	100
KKR CLO 11, Ser 2017-11, Cl AR
1.421%, VAR ICE LIBOR USD 3 Month+1.180%, 01/15/2031 (A)	325	325
KKR CLO 21, Ser 2018-21, Cl A
1.241%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	465	464
Kubota Credit Owner Trust, Ser 2020-2A, Cl A2
0.410%, 06/15/2023 (A)	300	300
LCM XXIII, Ser 2020-23A, Cl A1R
1.294%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2029 (A)	545	545
Magnetite VII, Ser 2018-7A, Cl A1R2
1.041%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	800	796
Magnetite VIII, Ser 2018-8A, Cl AR2
1.221%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	685	685

SEI Daily Income Trust / Annual Report / January 31, 2021	25

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (A)	$22	$22
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (A)	180	181
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (A)	374	377
Marlette Funding Trust, Ser 2019-3A, Cl A
2.690%, 09/17/2029 (A)	156	157
Marlette Funding Trust, Ser 2019-4A, Cl A
2.390%, 12/17/2029 (A)	270	272
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (A)	730	734
Marlette Funding Trust, Ser 2020-2A, Cl A
1.020%, 09/16/2030 (A)	210	211
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	115	120
Mill City Mortgage Loan Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (A)(B)	99	100
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(B)	241	247
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062 (A)(B)	129	133
MMAF Equipment Finance LLC, Ser 2019-A, Cl A2
2.840%, 01/10/2022 (A)	94	94
MMAF Equipment Finance LLC, Ser 2019-B, Cl A2
2.070%, 10/12/2022 (A)	177	179
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A2
0.380%, 08/14/2023 (A)	645	646
Nationstar HECM Loan Trust, Ser 2019-1A, Cl A
2.651%, 06/25/2029 (A)(B)	63	63
Nationstar HECM Loan Trust, Ser 2019-2A, Cl A
2.272%, 11/25/2029 (A)(B)	162	162
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A1
1.800%, 01/15/2069 (A)	554	556
Navient Private Education Refi Loan Trust, Ser 2020-CA, Cl A1
0.877%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2068 (A)	804	806
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (A)	1,082	1,105

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (A)	$400	$401
Navient Student Loan Trust, Ser 2018-1A, Cl A2
0.480%, VAR ICE LIBOR USD 1 Month+0.350%, 03/25/2067 (A)	329	328
Navient Student Loan Trust, Ser 2019-2A, Cl A1
0.400%, VAR ICE LIBOR USD 1 Month+0.270%, 02/27/2068 (A)	124	124
Navistar Financial Dealer Note Master Owner Trust II, Ser 2019-1, Cl A
0.770%, VAR ICE LIBOR USD 1 Month+0.640%, 05/25/2024 (A)	1,100	1,102
New Residential Mortgage LLC, Ser 2018-FNT1, Cl A
3.610%, 05/25/2023 (A)	352	353
New Residential Mortgage LLC, Ser 2018-FNT2, Cl A
3.790%, 07/25/2054 (A)	208	208
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A1
0.777%, VAR ICE LIBOR USD 1 Month+0.650%, 02/15/2024 (A)	770	773
Nissan Master Owner Trust Receivables, Ser 2019-A, Cl A
0.687%, VAR ICE LIBOR USD 1 Month+0.560%, 02/15/2024	580	583
NYCTL Trust, Ser 2018-A, Cl A
3.220%, 11/10/2031 (A)	139	141
NYCTL Trust, Ser 2019-A, Cl A
2.190%, 11/10/2032 (A)	243	246
Onemain Financial Issuance Trust, Ser 2018-1A, Cl A
3.300%, 03/14/2029 (A)	265	267
OneMain Financial Issuance Trust, Ser 2019-1A, Cl A
3.480%, 02/14/2031 (A)	550	555
OZLM VII, Ser 2018-7RA, Cl A1R
1.233%, VAR ICE LIBOR USD 3 Month+1.010%, 07/17/2029 (A)	563	562
OZLM XII, Ser 2018-12A, Cl A1R
1.255%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (A)	340	339
PFS Financing, Ser 2020-B, Cl A
1.210%, 06/15/2024 (A)	360	364
PFS Financing, Ser 2020-F, Cl A
0.930%, 08/15/2024 (A)	1,375	1,384
Regional Management Issuance Trust, Ser 2019-1, Cl A
3.050%, 11/15/2028 (A)	115	117

26	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SCF Equipment Leasing LLC, Ser 2020-1A, Cl A2
0.680%, 10/20/2025 (A)	$540	$541
Shackleton, Ser 2018-6RA, Cl A
1.243%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2028 (A)	481	480
SLM Student Loan Trust, Ser 2007-6, Cl A4
0.598%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	172	172
SMB Private Education Loan Trust, Ser 2020-A, Cl A1
0.427%, VAR ICE LIBOR USD 1 Month+0.300%, 03/15/2027 (A)	498	498
SoFi Consumer Loan Program, Ser 2017-1, Cl B
4.730%, 01/26/2026 (A)(B)	348	353
SoFi Consumer Loan Program, Ser 2019-1, Cl A
3.240%, 02/25/2028 (A)	214	216
SoFi Consumer Loan Program, Ser 2019-2, Cl A
3.010%, 04/25/2028 (A)	156	158
SoFi Consumer Loan Program, Ser 2019-3, Cl A
2.900%, 05/25/2028 (A)	423	427
SoFi Consumer Loan Program, Ser 2019-4, Cl A
2.450%, 08/25/2028 (A)	736	744
SoFi Consumer Loan Program, Ser 2020-1, Cl A
2.020%, 01/25/2029 (A)	531	537
SoFi Professional Loan Program, Ser 2020-A, Cl A1FX
2.060%, 05/15/2046 (A)	720	725
Symphony CLO XIV, Ser 2019-14A, Cl AR
1.184%, VAR ICE LIBOR USD 3 Month+0.950%, 07/14/2026 (A)	517	517
Towd Point Mortgage Trust, Ser 2015-2, Cl 2A11
3.000%, 11/25/2057 (A)(B)	9	9
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	10	10
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	17	17
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	158	159
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	60	60

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	$116	$117
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	635	647
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	549	559
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(B)	343	354
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
0.730%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	373	373
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	141	145
Towd Point Mortgage Trust, Ser 2018-1, Cl A1
3.000%, 01/25/2058 (A)(B)	98	101
Transportation Finance Equipment Trust, Ser 2019-1, Cl A2
1.900%, 01/24/2022 (A)	911	915
Treman Park CLO, Ser 2018-1A, Cl ARR
1.294%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (A)	504	503
Tryon Park CLO, Ser 2018-1A, Cl A1SR
1.131%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	660	659
Verizon Owner Trust, Ser 2020-B, Cl A
0.470%, 02/20/2025	545	548
Voya CLO, Ser 2017-3A, Cl A1R
0.938%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	72	71
Z Capital Credit Partners CLO, Ser 2018-1A, Cl A1R
1.173%, VAR ICE LIBOR USD 3 Month+0.950%, 07/16/2027 (A)	265	264
		41,160

Total Asset-Backed Securities (Cost $105,416) ($ Thousands)		105,805

MORTGAGE-BACKED SECURITIES — 12.8%

Agency Mortgage-Backed Obligations — 3.1%
FHLMC
2.731%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.022%, 02/01/2030	10	10

SEI Daily Income Trust / Annual Report / January 31, 2021	27

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.160%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.901%, 02/01/2022	$1	$1
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl A2
2.968%, 10/25/2021	409	414
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	20	20
FHLMC Multifamily Structured Pass-Through Certificates, Ser K037, Cl A1
2.592%, 04/25/2023	825	845
FHLMC Multifamily Structured Pass-Through Certificates, Ser K721, Cl A2
3.090%, 08/25/2022 (B)	880	908
FHLMC REMIC, Ser 2011-3896, Cl PA
4.000%, 03/15/2040	48	49
FHLMC REMIC, Ser 2011-3903, Cl QC
2.250%, 03/15/2041	65	66
FHLMC REMIC, Ser 2013-4159, Cl LA
3.500%, 02/15/2040	193	197
FHLMC REMIC, Ser 2013-4206, Cl CA
3.000%, 05/15/2037	99	99
FHLMC REMIC, Ser 2013-4272, Cl YG
2.000%, 11/15/2026	41	42
FHLMC REMIC, Ser 2014-4297, Cl CA
3.000%, 12/15/2030	340	347
FHLMC REMIC, Ser 2014-4323, Cl GA
3.000%, 06/15/2040	79	79
FHLMC REMIC, Ser 2014-4323, Cl CA
4.000%, 03/15/2040	54	55
FHLMC REMIC, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	571	588
FHLMC REMIC, Ser 2014-4385, Cl Q
3.000%, 07/15/2039	441	446
FHLMC REMIC, Ser 2014-4387, Cl DA
3.000%, 01/15/2032	351	361
FHLMC REMIC, Ser 2014-4390, Cl NC
3.000%, 05/15/2039	189	191
FNMA
6.000%, 01/01/2027	8	8
5.500%, 12/01/2023 to 12/01/2024	123	126
5.000%, 02/01/2023 to 03/01/2025	15	16
3.720%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	1	1
3.715%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	4	4
3.500%, 08/01/2032	667	715
3.000%, 12/01/2030	767	812
2.871%, VAR ICE LIBOR USD 6 Month+1.814%, 09/01/2024	8	8

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.770%, VAR ICE LIBOR USD 6 Month+1.772%, 09/01/2024	$4	$4
2.470%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.084%, 05/01/2028	1	1
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/2023	1	1
FNMA REMIC, Ser 2001-33, Cl FA
0.580%, VAR ICE LIBOR USD 1 Month+0.450%, 07/25/2031	4	4
FNMA REMIC, Ser 2002-64, Cl FG
0.379%, VAR ICE LIBOR USD 1 Month+0.250%, 10/18/2032	1	1
FNMA REMIC, Ser 2011-18, Cl LA
4.000%, 08/25/2039	49	50
FNMA REMIC, Ser 2011-87, Cl JA
3.000%, 06/25/2040	281	285
FNMA REMIC, Ser 2012-137, Cl UE
1.750%, 09/25/2041	285	291
FNMA REMIC, Ser 2012-6, Cl E
3.000%, 05/25/2037	305	307
FNMA REMIC, Ser 2013-100, Cl CA
4.000%, 03/25/2039	43	43
FNMA REMIC, Ser 2013-53, Cl CL
3.000%, 06/25/2037	54	54
FNMA REMIC, Ser 2013-97, Cl KA
3.000%, 11/25/2031	66	69
FNMA REMIC, Ser 2015-46, Cl BA
3.000%, 05/25/2041	274	278
FNMA, Ser 2012-M4, Cl 1A2
2.976%, 04/25/2022 (B)	150	152
FNMA, Ser 2012-M9, Cl A2
2.482%, 04/25/2022	151	153
FNMA, Ser 2017-M13, Cl FA
0.552%, VAR ICE LIBOR USD 1 Month+0.400%, 10/25/2024	89	89
GNMA, Ser 2010-151, Cl KA
3.000%, 09/16/2039	59	60
GNMA, Ser 2013-124, Cl CP
2.500%, 06/20/2041	71	71
GNMA, Ser 2013-190, Cl GA
2.500%, 11/20/2038	665	677
GNMA, Ser 2015-119, Cl TG
1.800%, 05/20/2041	751	759
GNMA, Ser 2015-56, Cl LB
1.500%, 04/16/2040	614	620

28	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	$138	$140
		10,517

Non-Agency Mortgage-Backed Obligations — 9.7%
Angel Oak Mortgage Trust I LLC, Ser 2019- 2, Cl A1
3.628%, 03/25/2049 (A)(B)	414	424
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049 (A)(B)	301	304
Angel Oak Mortgage Trust LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(B)	108	110
Angel Oak Mortgage Trust LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048 (A)(B)	274	280
Angel Oak Mortgage Trust LLC, Ser 2020-1, Cl A1
2.466%, 12/25/2059 (A)(B)	127	128
Angel Oak Mortgage Trust LLC, Ser 2020-2, Cl A1A
2.531%, 01/26/2065 (A)(B)	452	461
Angel Oak Mortgage Trust LLC, Ser 2020-3, Cl A1
1.691%, 04/25/2065 (A)(B)	618	625
Angel Oak Mortgage Trust LLC, Ser 2020-4, Cl A1
1.469%, 06/25/2065 (A)(B)	384	386
Angel Oak Mortgage Trust LLC, Ser 2020-R1, Cl A1
0.990%, 04/25/2053 (A)(B)	319	321
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048 (A)(B)	288	298
Banc of America Commercial Mortgage Trust, Ser 2016-UB10, Cl A2
2.723%, 07/15/2049	325	329
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.121%, 07/25/2035 (B)	48	48
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
2.624%, 11/25/2035 (B)	6	6
BBCMS Mortgage Trust, Ser 2020-C8, Cl A1
0.601%, 10/15/2053	520	522
Bear Stearns ARM Trust, Ser 2005-3, Cl 2A1
3.451%, 06/25/2035 (B)	25	25
Bear Stearns ARM Trust, Ser 2005-6, Cl 3A1
2.987%, 08/25/2035 (B)	56	57
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060 (A)(B)	392	394

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bunker Hill Loan Depositary Trust, Ser 2019-1, Cl A1
3.613%, 10/26/2048 (A)	$113	$115
Bunker Hill Loan Depositary Trust, Ser 2019-1, Cl A2
3.817%, 10/26/2048 (A)	509	517
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055 (A)(B)	259	263
BWAY Mortgage Trust, Ser 2015-1515, Cl A1
2.809%, 03/10/2033 (A)	252	262
BX, Ser 2021-MFM1, Cl B
1.100%, VAR ICE LIBOR USD 1 Month+0.950%, 01/15/2034 (A)	550	550
BX Commercial Mortgage Trust, Ser 2018-IND, Cl A
0.876%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	131	131
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
1.206%, VAR ICE LIBOR USD 1 Month+1.080%, 10/15/2036 (A)	418	419
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.046%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (A)	888	889
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl A
0.917%, VAR ICE LIBOR USD 1 Month+0.790%, 07/15/2032 (A)	411	412
CHC Commercial Mortgage Trust, Ser 2019-CHC, Cl A
1.246%, VAR ICE LIBOR USD 1 Month+1.120%, 06/15/2034 (A)	841	835
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(B)	280	286
Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Cl A
1.047%, VAR ICE LIBOR USD 1 Month+0.920%, 12/15/2036 (A)	775	776
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
3.063%, 09/25/2034 (B)	9	9
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
3.412%, 03/25/2036 (B)	51	45
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
2.397%, 02/25/2058 (A)(B)	237	250
Citigroup Mortgage Loan Trust, Ser 2019-IMC1, Cl A1
2.720%, 07/25/2049 (A)(B)	115	117

SEI Daily Income Trust / Annual Report / January 31, 2021	29

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(B)	$79	$80
COLT Mortgage Loan Trust, Ser 2019-3, Cl A1
2.764%, 08/25/2049 (A)(B)	77	78
COLT Mortgage Loan Trust, Ser 2020-1, Cl A1
2.488%, 02/25/2050 (A)(B)	333	337
COLT Mortgage Loan Trust, Ser 2020-1R, Cl A1
1.255%, 09/25/2065 (A)(B)	470	473
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065 (A)(B)	408	409
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065 (A)(B)	259	262
COMM Mortgage Trust, Ser 2014-LC17, Cl A2
3.164%, 10/10/2047	1	1
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	18	18
COMM Mortgage Trust, Ser 2015-CR23, Cl A2
2.852%, 05/10/2048	297	299
Commercial Mortgage Pass-Through Certificates, Ser 2015-CR22, Cl A2
2.856%, 03/10/2048	200	200
Countrywide Home Loans, Ser 2004-29, Cl 1A1
0.670%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	10	10
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
1.356%, VAR ICE LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	1,240	1,242
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
1.106%, VAR ICE LIBOR USD 1 Month+0.980%, 05/15/2036 (A)	475	476
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(B)	9	9
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(B)	28	28
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(B)	22	22
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(B)	42	42

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1
3.479%, 04/25/2058 (A)(B)	$146	$149
Deephaven Residential Mortgage Trust, Ser 2018-3A, Cl A1
3.789%, 08/25/2058 (A)(B)	176	177
Deephaven Residential Mortgage Trust, Ser 2019-3A, Cl A1
2.964%, 07/25/2059 (A)(B)	256	259
Deephaven Residential Mortgage Trust, Ser 2019-4A, Cl A1
2.791%, 10/25/2059 (A)(B)	548	558
Deephaven Residential Mortgage Trust, Ser 2020-2, Cl A1
1.692%, 05/25/2065 (A)	381	384
Ellington Financial Mortgage Trust, Ser 2019-2, Cl A1
2.739%, 11/25/2059 (A)(B)	78	80
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065 (A)(B)	163	163
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M3
4.280%, VAR ICE LIBOR USD 1 Month+4.150%, 01/25/2025	93	94
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
4.830%, VAR ICE LIBOR USD 1 Month+4.700%, 04/25/2028	813	847
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.030%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	492	518
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1EA2
0.980%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2030	141	140
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065 (A)	241	243
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.337%, 11/19/2035 (B)	81	80
GS Mortgage Securities Trust, Ser 2012-ALOH, Cl A
3.551%, 04/10/2034 (A)	500	509
GS Mortgage Securities Trust, Ser 2016-GS2, Cl A2

2.635%, 05/10/2049	16	16
GS Mortgage Securities Trust, Ser 2016-GS4, Cl A2
2.905%, 11/10/2049	267	269

30	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2017-500K, Cl A
0.827%, VAR ICE LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	$415	$415
GSR Mortgage Loan Trust, Ser 2005-AR4,
Cl 2A1 3.301%, 07/25/2035 (B)	91	67
GSR Mortgage Loan Trust, Ser 2007-AR2,
Cl 1A1 3.584%, 05/25/2037 (B)	81	62
Impac CMB Trust, Ser 2004-9, Cl 1A1
0.890%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	23	23
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.650%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	27	27
Impac CMB Trust, Ser 2005-3, Cl A1
0.610%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	27	26
Impac CMB Trust, Ser 2005-5, Cl A1
0.770%, VAR ICE LIBOR USD 1 Month+0.640%, 08/25/2035	21	21
Impac CMB Trust, Ser 2005-8, Cl 1A
0.650%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	67	68
JPMorgan Mortgage Trust, Ser 2005-A6,
Cl 7A1 3.101%, 08/25/2035 (B)	28	26
JPMorgan Mortgage Trust, Ser 2007-A3,
Cl 1A1 3.513%, 05/25/2037 (B)	51	48
JPMorgan Mortgage Trust, Ser 2014-5, Cl A1
2.937%, 10/25/2029 (A)(B)	251	259
JPMorgan Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 01/25/2047 (A)(B)	30	30
JPMorgan Mortgage Trust, Ser 2018-6, Cl 1A3
3.500%, 12/25/2048 (A)(B)	12	12
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
0.880%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (A)	211	211
JPMorgan Mortgage Trust, Ser 2019-5, Cl A4
4.000%, 11/25/2049 (A)(B)	31	31
KKR Industrial Portfolio Trust, Ser 2021-KDIP, Cl A
0.700%, VAR ICE LIBOR USD 1 Month+0.550%, 12/15/2037 (A)	400	400
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
0.926%, VAR ICE LIBOR USD 1 Month+0.800%, 05/15/2036 (A)	190	190

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (A)	$1,376	$1,406
LSTAR Securities Investment, Ser 2019-4, Cl A1
1.644%, VAR ICE LIBOR USD 1 Month+1.500%, 05/01/2024 (A)	383	378
Merit, Ser 2020-HILL, Cl A
1.277%, VAR ICE LIBOR USD 1 Month+1.150%, 08/15/2037 (A)	660	663
Merrill Lynch Mortgage Backed Securities Trust, Ser 2007-3, Cl 2A1
3.446%, 06/25/2037 (B)	65	56
Merrill Lynch Mortgage Investors Trust, Ser 2005-A3, Cl A1
0.670%, VAR ICE LIBOR USD 1 Month+0.540%, 04/25/2035	1	1
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(B)	57	58
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065	197	199
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065 (A)(B)	264	264
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056 (A)(B)	385	385
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060 (A)(B)	295	297
Morgan Stanley Capital I Trust, Ser 2012-STAR, Cl A1
2.084%, 08/05/2034 (A)	46	46
Morgan Stanley Capital I Trust, Ser 2014-MP, Cl A
3.469%, 08/11/2033 (A)	590	595
MortgageIT Trust, Ser 2005-5, Cl A1
0.650%, VAR ICE LIBOR USD 1 Month+0.520%, 12/25/2035	66	67
MTRO Commercial Mortgage Trust, Ser 2019-TECH, Cl A
1.027%, VAR ICE LIBOR USD 1 Month+0.900%, 12/15/2033 (A)	520	520
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(B)	171	182
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(B)	391	420
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
4.000%, 09/25/2057 (A)(B)	202	215
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (A)(B)	131	134

SEI Daily Income Trust / Annual Report / January 31, 2021	31

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060 (A)(B)	$262	$264
OBX Trust, Ser 2018-1, Cl A2
0.780%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	32	32
OBX Trust, Ser 2018-EXP2, Cl 2A1A
0.880%, VAR ICE LIBOR USD 1 Month+0.750%, 07/25/2058 (A)	210	210
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (A)(B)	27	27
Paragon Mortgages No. 12 PLC, Ser 2006-12A, Cl A2C
0.441%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	74	72
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 02/25/2024 (A)(B)	164	166
RFMSI Trust, Ser 2007-SA3, Cl 2A1
4.845%, 07/27/2037 (B)	67	59
RMF Buyout Issuance Trust, Ser 2020-1, Cl A
2.158%, 02/25/2030 (A)(B)	211	211
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.671%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	8	8
Sequoia Mortgage Trust, Ser 2017-CH2, Cl A10
4.000%, 12/25/2047 (A)(B)	168	169
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A11
4.000%, 08/25/2048 (A)(B)	125	126
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048 (A)(B)	128	133
Spruce Hill Mortgage Loan Trust, Ser 2019-SH1, Cl A1
3.395%, 04/29/2049 (A)(B)	145	147
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050 (A)(B)	307	314
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065 (A)(B)	151	153
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl A3
3.595%, 01/10/2045	408	413
Verus Securitization Trust, Ser 2019-1, Cl A1
3.836%, 02/25/2059 (A)(B)	126	127
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 05/25/2059 (A)(B)	190	191
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059 (A)	237	244

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059 (A)(B)	$214	$220
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060 (A)	181	185
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065 (A)	268	271
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.140%, 03/25/2036 (B)	88	88
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	450	467
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	511	522
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A2
3.118%, 01/15/2060	550	559

		32,246

Total Mortgage-Backed Securities (Cost $42,532) ($ Thousands)		42,763

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bills
0.140%, 08/12/2021 (C)(D)	940	940
0.140%, 10/07/2021 (D)	3,250	3,248
U.S. Treasury Notes
1.750%, 09/30/2022	4,650	4,776
1.625%, 12/31/2021	4,800	4,866
1.250%, 10/31/2021	5,980	6,031

Total U.S. Treasury Obligations (Cost $19,767) ($ Thousands)		19,861

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
FFCB
1.900%, 06/24/2021	1,460	1,470
0.530%, 01/18/2022	2,250	2,259

32	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLMC
0.450%, 08/04/2023	$1,575	$1,575
0.340%, 12/11/2023	1,600	1,601
0.320%, 10/20/2022	1,105	1,106
0.200%, 12/30/2022	1,640	1,640

Total U.S. Government Agency Obligations (Cost $9,639) ($ Thousands)		9,651

MUNICIPAL BONDS — 2.9%

California — 0.9%
Bay Area, Toll Authority, RB
2.075%, 04/01/2021	1,615	1,620
California State, GO Callable 10/01/2021 @ 100
0.900%, 04/01/2047 (E)	775	775
California State, Infrastructure & Economic Development Bank, AMT, RB Callable 07/01/2021 @ 100
0.450%, 01/01/2050 (A)(E)	530	530
University of California, Ser BF, RB
0.455%, 05/15/2022	130	130

		3,055

Colorado — 0.1%
Colorado State, Housing & Finance Authority, Ser I-2 Callable 02/05/2021 @ 100
0.110%, 05/01/2048 (E)	250	250

Florida — 0.1%
Florida State, Development Finance Authority, RB
1.645%, 04/01/2021	220	220

Illinois — 0.0%
Chicago, Transit Authority, Sales Tax Receipts Fund, Ser B,RB
1.708%, 12/01/2022	135	137

Massachusetts — 0.5%
Commonwealth of Massachusetts, Ser B, GO
0.230%, 05/20/2021	1,495	1,495

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Nevada — 0.1%
Nevada State, Department of Business & Industry, AMT, RB Callable 07/01/2021 @ 100
0.500%, 01/01/2050 (A)(E)	$225	$225

New York — 0.7%
Long Island, Power Authority, Ser C,RB Callable 06/01/2021 @ 100
0.659%, 03/01/2022	440	441
New York & New Jersey, Port Authority, Ser 208, RB
2.667%, 09/15/2021	1,510	1,534
New York, Transportation Development Authority, RB
1.360%, 12/01/2021	305	305

		2,280

Oklahoma — 0.2%
Oklahoma State, Turnpike Authority, RB
0.491%, 01/01/2022	745	746

Texas — 0.3%
Central Texas, Turnpike System, Ser B,RB
1.980%, 08/15/2042 (E)	245	246
Houston, Texas Airport System Revenue, Ser C,RB
0.883%, 07/01/2022	100	101
Texas State, Ser A,GO Callable 02/05/2021 @ 100
0.090%, 06/01/2045 (E)	800	800

		1,147

Total Municipal Bonds (Cost $9,524) ($ Thousands)		9,555

COMMERCIAL PAPER — 2.2%
Arabella
0.360%, 04/06/2021 (D)	1,650	1,649
AT&T
0.412%, 12/15/2021 (D)	2,500	2,492
Dallas Fort Worth, International Airport, TECP
0.380%, 08/25/2021	1,650	1,650
Northwest National Gas
0.401%, 04/30/2021 (D)	1,700	1,699
Total Commercial Paper (Cost $7,488) ($ Thousands)		7,490

SEI Daily Income Trust / Annual Report / January 31, 2021	33

SCHEDULE OF INVESTMENTS

January 31, 2021

Ultra Short Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 0.7%
Province of Quebec Canada
2.375%, 01/31/2022	$2,300	$2,348

Total Sovereign Debt (Cost $2,313) ($ Thousands)		2,348

CERTIFICATES OF DEPOSIT — 0.7%
Cooperatieve Rabobank UA
0.529%, 06/17/2021	650	651
Toronto Dominion Bank
0.220%, 02/25/2021	1,650	1,650
Total Certificates of Deposit (Cost $2,301) ($ Thousands)		2,301

REPURCHASE AGREEMENT — 4.7%
BNP Paribas 0.050%, dated 01/29/2021 to be repurchased on 02/01/2021, repurchase price $15,600,065 (collateralized by U.S. Treasury and Government obligations, ranging in par value $115,400 - $18,096,502, 0.000% - 5.250%, 02/18/2021 – 12/01/2050; with total market value $15,912,000) (F)	15,600	15,600
Total Repurchase Agreement (Cost $15,600) ($ Thousands)		15,600

Total Investments in Securities — 101.4% (Cost $337,282) ($ Thousands)		$338,666

A list of the open futures contracts held by the Fund at January 31, 2021, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
U.S. 10-Year Treasury Notes	(15)	Mar-2021	$(2,069)	$(2,055)	$14

U.S. 2-Year Treasury Notes	77	Apr-2021	17,000	17,015	15

U.S. 5-Year Treasury Notes	(6)	Apr-2021	(755)	(755)	–

U.S. Long Treasury Bond	(1)	Mar-2021	(174)	(169)	5

			$14,002	$14,036	$34

For the year ended January 31, 2021, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $334,109 ($ Thousands).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2021, the value of these securities amounted to $141,410 ($ Thousands), representing 42.3% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(D)	The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(F)	Tri-Party Repurchase Agreement.

34	SEI Daily Income Trust / Annual Report / January 31, 2021

AMT — Alternative Minimum Tax

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

FFCB — Federal Farm Credit Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TECP — Tax Exempt Commercial Paper

USD — U.S. Dollar

VAR – Variable Rate

The following is a summary of the inputs used as of January 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	123,292	–	123,292
Asset-Backed Securities	–	105,805	–	105,805
Mortgage-Backed Securities	–	42,763	–	42,763
U.S. Treasury Obligations	–	19,861	–	19,861
U.S. Government Agency Obligations	–	9,651	–	9,651
Municipal Bonds	–	9,555	–	9,555
Commercial Paper	–	7,490	–	7,490
Sovereign Debt	–	2,348	–	2,348
Certificates of Deposit	–	2,301	–	2,301
Repurchase Agreement	–	15,600	–	15,600

Total Investments in Securities	–	338,666	–	338,666

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	34	–	–	34

Total Other Financial Instruments	34	–	–	34

* Futures Contracts are valued at the net unrealized appreciation on the instruments.

For the year ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Daily Income Trust / Annual Report / January 31, 2021	35

SCHEDULE OF INVESTMENTS

January 31, 2021

Short-Duration Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 60.1%

Agency Mortgage-Backed Obligations — 60.1%
FHLMC
4.500%, 02/01/2022 to 06/01/2026	$1,369	$1,448
4.000%, 01/01/2033	7,320	7,973
3.830%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.200%, 05/01/2024	4	4
3.749%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.362%, 06/01/2024	3	3
3.500%, 01/01/2029 to 05/01/2034	21,224	22,972
3.437%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.144%, 12/01/2023	12	12
3.280%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.174%, 12/01/2023	148	148
3.222%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.252%, 04/01/2029	5	5
3.000%, 11/01/2036	4,794	5,076
2.736%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.254%, 07/01/2024	4	4
2.683%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.210%, 06/01/2024	2	2
2.500%, 02/01/2032	1,646	1,732
FHLMC Multifamily Structured Pass-Through Certificates, Ser K052, Cl A1
2.598%, 01/25/2025	7,757	8,069
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1,IO
0.750%, 06/25/2027 (A)	18,132	778
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.638%, 10/25/2026 (A)	23,699	770
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF35, Cl A
0.494%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2024	2,357	2,360
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF60, Cl A
0.634%, VAR ICE LIBOR USD 1 Month+0.490%, 02/25/2026	7,610	7,678

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF62, Cl A
0.624%, VAR ICE LIBOR USD 1 Month+0.480%, 04/25/2026	$15,021	$15,138
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF72, Cl A
0.644%, VAR ICE LIBOR USD 1 Month+0.500%, 11/25/2026	6,467	6,516
FHLMC REMIC, Ser 2002-42, Cl A5
7.500%, 02/25/2042	248	307
FHLMC REMIC, Ser 2003-2571, Cl FY
0.877%, VAR ICE LIBOR USD 1 Month+0.750%, 12/15/2032	3,093	3,144
FHLMC REMIC, Ser 2006-3148, Cl CF
0.527%, VAR ICE LIBOR USD 1 Month+0.400%, 02/15/2034	131	131
FHLMC REMIC, Ser 2006-3153, Cl FX
0.477%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2036	92	92
FHLMC REMIC, Ser 2006-3174, Cl FA
0.427%, VAR ICE LIBOR USD 1 Month+0.300%, 04/15/2036	1,926	1,926
FHLMC REMIC, Ser 2006-3219, Cl EF
0.527%, VAR ICE LIBOR USD 1 Month+0.400%, 04/15/2032	2,558	2,575
FHLMC REMIC, Ser 2007-3339, Cl HF
0.647%, VAR ICE LIBOR USD 1 Month+0.520%, 07/15/2037	2,574	2,603
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/2040	1,132	1,253
FHLMC REMIC, Ser 2011-3788, Cl FA
0.657%, VAR ICE LIBOR USD 1 Month+0.530%, 01/15/2041	3,980	4,008
FHLMC REMIC, Ser 2011-3795, Cl EB
2.500%, 10/15/2039	43	44
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	322	20
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	483	27
FHLMC REMIC, Ser 2012-4030, Cl FD
0.477%, VAR ICE LIBOR USD 1 Month+0.350%, 02/15/2041	3,954	3,960
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	591	16
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	784	26
FHLMC REMIC, Ser 2012-4083, Cl DI, IO
4.000%, 07/15/2027	264	20
FHLMC REMIC, Ser 2012-4114, Cl MB
3.000%, 10/15/2032	3,000	3,293
FHLMC REMIC, Ser 2012-4117, Cl P
1.250%, 07/15/2042	3,279	3,336

36	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2012-4142, Cl PT
1.250%, 12/15/2027	$2,485	$2,525
FHLMC REMIC, Ser 2012-4146, Cl AB
1.125%, 12/15/2027	2,908	2,944
FHLMC REMIC, Ser 2013-4170, Cl QI, IO
3.000%, 05/15/2032	739	37
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	818	50
FHLMC REMIC, Ser 2013-4178, Cl BI, IO
3.000%, 03/15/2033	634	60
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	429	23
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	390	22
FHLMC REMIC, Ser 2013-4195, Cl AI, IO
3.000%, 04/15/2028	1,070	74
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	634	39
FHLMC REMIC, Ser 2013-4220, Cl IE, IO
4.000%, 06/15/2028	467	32
FHLMC REMIC, Ser 2013-4223, Cl AL
3.000%, 08/15/2042	2,251	2,298
FHLMC REMIC, Ser 2014-4314, Cl GA
3.000%, 12/15/2039	1,109	1,118
FHLMC REMIC, Ser 2014-4340, Cl MI, IO
4.500%, 02/15/2027	2,601	196
FHLMC REMIC, Ser 2014-4419, Cl CW
2.500%, 10/15/2037	6,423	6,657
FHLMC REMIC, Ser 2015-4471, Cl GA
3.000%, 02/15/2044	2,032	2,132
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	949	88
FHLMC REMIC, Ser 2016-4558, Cl DC
3.000%, 07/15/2043	2,840	2,897
FHLMC REMIC, Ser 2016-4620, Cl IO, IO
5.000%, 09/15/2033	882	150
FHLMC REMIC, Ser 2017-4650, Cl LP
3.000%, 09/15/2045	1,036	1,083
FHLMC REMIC, Ser 2017-4661, Cl HA
3.000%, 05/15/2043	4,578	4,704
FHLMC REMIC, Ser 2017-4664, Cl HA
3.500%, 08/15/2043	8,863	9,149
FHLMC REMIC, Ser 2017-4666, Cl A
3.000%, 03/15/2040	757	765
FHLMC REMIC, Ser 2017-4673, Cl HA
3.500%, 11/15/2043	7,567	7,811
FHLMC REMIC, Ser 2017-4709, Cl AB
3.000%, 08/15/2047	1,101	1,193
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	1,148	214
FHLMC REMIC, Ser 2019-4860, Cl A
3.500%, 08/15/2044	170	171

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	$4,088	$492
FHLMC REMIC, Ser 2020-5048, Cl A
1.000%, 06/15/2044	7,677	7,770
FHLMC, Ser 2013-303, Cl C16, IO
3.500%, 01/15/2043	2,717	427
FHLMC, Ser 2013-303, Cl C2, IO
3.500%, 01/15/2028	1,677	120
FNMA
7.000%, 06/01/2037	4	4
6.500%, 05/01/2026 to 01/01/2036	97	112
6.000%, 02/01/2023 to 09/01/2024	272	282
5.500%, 10/01/2021 to 06/01/2038	205	240
4.503%, 04/01/2021 (A)	582	583
4.500%, 04/01/2026 to 10/01/2031	1,447	1,586
4.330%, 07/01/2021	3,317	3,316
4.311%, 07/01/2021 (A)	160	161
4.168%, 09/01/2021 (A)	256	257
4.160%, 07/01/2021	475	479
4.000%, 05/01/2026 to 08/01/2034	7,387	7,979
3.980%, 07/01/2021 to 08/01/2021	8,715	8,770
3.890%, 10/01/2023	814	881
3.850%, 01/01/2024	539	587
3.840%, 08/01/2021	6,202	6,216
3.810%, 11/01/2023	89	96
3.750%, 06/01/2022 to 09/01/2023	3,071	3,250
3.734%, 07/01/2022 (A)	277	283
3.650%, 08/01/2023	97	104
3.500%, 10/01/2027 to 09/01/2032	25,639	27,599
3.245%, 01/01/2022 (A)	314	317
3.182%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 08/01/2029	101	101
3.155%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.888%, 12/01/2029	19	19
3.150%, 01/01/2027	1,452	1,617
3.070%, 06/01/2027	946	1,046
3.000%, 09/01/2027 to 02/01/2031	773	816
2.970%, 12/01/2022	3,276	3,395
2.960%, 04/01/2022 to 01/01/2027 (A)	1,370	1,496
2.940%, 06/01/2022	280	286
2.929%, VAR ICE LIBOR USD 6 Month+1.600%, 08/01/2027	40	40
2.871%, VAR ICE LIBOR USD 6 Month+1.814%, 09/01/2024	81	81
2.830%, 06/01/2022	165	168
2.740%, 04/01/2022	127	129
2.580%, 08/01/2022	2,102	2,149
2.570%, 01/01/2023	1,824	1,875
2.540%, 03/01/2023	595	615
2.500%, 10/01/2031	3,404	3,638

SEI Daily Income Trust / Annual Report / January 31, 2021	37

SCHEDULE OF INVESTMENTS

January 31, 2021

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.470%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.084%, 05/01/2028	$5	$5
2.450%, 11/01/2022	391	401
2.410%, 07/01/2021	134	134
2.360%, 04/01/2022	4,600	4,663
2.280%, 11/01/2022	1,132	1,157
2.220%, 12/01/2022	1,315	1,347
2.150%, 05/01/2022	4,401	4,460
2.050%, 11/01/2023	1,217	1,268
0.498%, VAR ICE LIBOR USD 1 Month+0.350%, 01/01/2023	717	716
FNMA REMIC, Ser 1992-61, Cl FA
0.780%, VAR ICE LIBOR USD 1 Month+0.650%, 10/25/2022	4	4
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/2023	3	3
FNMA REMIC, Ser 1993-5, Cl Z
6.500%, 02/25/2023	2	2
FNMA REMIC, Ser 1994-77, Cl FB
1.630%, VAR ICE LIBOR USD 1 Month+1.500%, 04/25/2024	1	1
FNMA REMIC, Ser 2002-53, Cl FK
0.530%, VAR ICE LIBOR USD 1 Month+0.400%, 04/25/2032	61	61
FNMA REMIC, Ser 2003-76, Cl CA
3.750%, 07/25/2033	6	6
FNMA REMIC, Ser 2006-76, Cl QF
0.530%, VAR ICE LIBOR USD 1 Month+0.400%, 08/25/2036	316	318
FNMA REMIC, Ser 2006-79, Cl DF
0.480%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	245	246
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/2037	335	387
FNMA REMIC, Ser 2007-64, Cl FB
0.500%, VAR ICE LIBOR USD 1 Month+0.370%, 07/25/2037	1,801	1,817
FNMA REMIC, Ser 2008-16, Cl FA
0.830%, VAR ICE LIBOR USD 1 Month+0.700%, 03/25/2038	1,122	1,143
FNMA REMIC, Ser 2009-110, Cl FD
0.880%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2040	4,244	4,327
FNMA REMIC, Ser 2009-112, Cl FM
0.880%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2040	2,652	2,706
FNMA REMIC, Ser 2009-82, Cl FC
1.050%, VAR ICE LIBOR USD 1 Month+0.920%, 10/25/2039	3,248	3,332
FNMA REMIC, Ser 2009-82, Cl FD
0.980%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2039	3,727	3,814

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	$1,049	$1,136
FNMA REMIC, Ser 2010-56, Cl AF
0.680%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2040	2,866	2,866
FNMA REMIC, Ser 2011-113, Cl ZL
4.000%, 11/25/2041	2,913	3,183
FNMA REMIC, Ser 2012-103, Cl HB
1.500%, 09/25/2027	3,231	3,298
FNMA REMIC, Ser 2012-111, Cl NI, IO
3.500%, 10/25/2027	1,029	76
FNMA REMIC, Ser 2012-140, Cl PA
2.000%, 12/25/2042	6,086	6,262
FNMA REMIC, Ser 2012-27, Cl PI, IO
4.500%, 02/25/2042	3,058	353
FNMA REMIC, Ser 2012-43, Cl AI, IO
3.500%, 04/25/2027	4,928	325
FNMA REMIC, Ser 2012-47, Cl QI, IO
5.479%, 05/25/2042 (A)	162	14
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	602	41
FNMA REMIC, Ser 2012-70, Cl IW, IO
3.000%, 02/25/2027	1,278	57
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	530	34
FNMA REMIC, Ser 2012-97, Cl JI, IO
3.000%, 07/25/2027	1,460	79
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	1,900	234
FNMA REMIC, Ser 2013-10, Cl YA
1.250%, 02/25/2028	4,421	4,498
FNMA REMIC, Ser 2013-12, Cl P
1.750%, 11/25/2041	956	966
FNMA REMIC, Ser 2013-121, Cl FA
0.530%, VAR ICE LIBOR USD 1 Month+0.400%, 12/25/2043	19,703	19,837
FNMA REMIC, Ser 2013-130, Cl FQ
0.330%, VAR ICE LIBOR USD 1 Month+0.200%, 06/25/2041	3,609	3,606
FNMA REMIC, Ser 2013-4, Cl CB
1.250%, 02/25/2028	4,361	4,422
FNMA REMIC, Ser 2013-4, Cl JB
1.250%, 02/25/2028	2,691	2,728
FNMA REMIC, Ser 2013-41, Cl A
1.750%, 05/25/2040	3,715	3,762
FNMA REMIC, Ser 2013-9, Cl PT
1.250%, 02/25/2028	2,160	2,190
FNMA REMIC, Ser 2014-50, Cl SC, IO
2.341%, 08/25/2044 (A)	1,937	126
FNMA REMIC, Ser 2015-12, Cl DE
3.000%, 11/25/2039	3,383	3,406

38	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2015-21, Cl WI, IO
2.093%, 04/25/2055 (A)	$1,523	$84
FNMA REMIC, Ser 2015-41, Cl AG
3.000%, 09/25/2034	1,628	1,700
FNMA REMIC, Ser 2015-42, Cl AI, IO
2.206%, 06/25/2055 (A)	1,786	108
FNMA REMIC, Ser 2015-5, Cl CP
3.000%, 06/25/2043	1,660	1,747
FNMA REMIC, Ser 2015-68, Cl HI, IO
3.500%, 09/25/2035	728	82
FNMA REMIC, Ser 2015-68, Cl JI, IO
3.500%, 08/25/2030	335	28
FNMA REMIC, Ser 2015-75, Cl DB
3.000%, 08/25/2035	3,192	3,397
FNMA REMIC, Ser 2016-25, Cl A
3.000%, 11/25/2042	1,230	1,265
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	633	39
FNMA REMIC, Ser 2016-42, Cl DA
3.000%, 07/25/2045	935	979
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	719	120
FNMA REMIC, Ser 2017-15, Cl BC
3.250%, 11/25/2043	4,413	4,589
FNMA REMIC, Ser 2017-34, Cl JK
3.000%, 05/25/2047	1,338	1,386
FNMA REMIC, Ser 2017-35, Cl AH
3.500%, 04/25/2053	4,756	4,912
FNMA REMIC, Ser 2017-47, Cl AB
2.500%, 10/25/2041	7,747	7,892
FNMA REMIC, Ser 2017-68, Cl BI, IO
6.000%, 09/25/2047	1,464	316
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	3,721	525
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	4,531	4,874
FNMA REMIC, Ser 2018-38, Cl PC
3.500%, 03/25/2045	2,214	2,264
FNMA REMIC, Ser 2018-55, Cl PA
3.500%, 01/25/2047	2,958	3,044
FNMA REMIC, Ser 2018-70, Cl HA
3.500%, 10/25/2056	2,793	2,988
FNMA REMIC, Ser 2018-77, Cl PA
3.500%, 02/25/2048	1,107	1,163
FNMA REMIC, Ser 2019-28, Cl JA
3.500%, 06/25/2059	4,089	4,531
FNMA REMIC, Ser 2019-6, Cl GJ
3.000%, 02/25/2049	1,936	2,058
FNMA REMIC, Ser 2020-1, Cl AC
3.500%, 08/25/2058	5,617	6,086
FNMA REMIC, Ser 2020-26, Cl IA, IO
3.500%, 11/25/2039	6,368	682

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2020-26, Cl AI, IO
3.000%, 04/25/2033	$6,110	$425
FNMA REMIC, Ser 2020-4, Cl AP
2.500%, 02/25/2050	4,649	4,769
FNMA, Ser 2009-397, Cl 6
2.000%, 09/25/2039	1,412	1,450
FNMA, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	879	53
FNMA, Ser 2013-418, Cl C16, IO
4.500%, 08/25/2043	3,348	519
FNMA, Ser 2017-M13, Cl FA
0.552%, VAR ICE LIBOR USD 1 Month+0.400%, 10/25/2024	706	704
FNMA, Ser 2017-M5, Cl FA
0.642%, VAR ICE LIBOR USD 1 Month+0.490%, 04/25/2024	157	157
FNMA, Ser 2018-M12, Cl FA
0.552%, VAR ICE LIBOR USD 1 Month+0.400%, 08/25/2025	595	594
FNMA, Ser 2018-M5, Cl A2
3.560%, 09/25/2021 (A)	1,283	1,294
FNMA, Ser 2019-M21, Cl X1, IO
1.442%, 05/25/2029 (A)	14,597	1,393
GNMA
6.500%, 08/15/2037 to 02/20/2039	193	220
6.000%, 01/15/2024 to 06/15/2041	3,419	4,056
5.500%, 10/15/2034 to 02/15/2041	1,473	1,733
5.000%, 09/15/2039 to 04/15/2041	882	1,012
4.500%, 09/20/2049	4,669	5,086
4.000%, 07/15/2041 to 08/15/2041	86	93
3.500%, 06/20/2046	4,156	4,472
GNMA, Ser 2003-86, Cl ZD
5.500%, 10/20/2033	3,229	3,684
GNMA, Ser 2010-116, Cl GW
3.000%, 12/20/2039	1,940	1,976
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	2,271	413
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	958	220
GNMA, Ser 2010-68, Cl WA
3.000%, 12/16/2039	1,748	1,848
GNMA, Ser 2011-131, Cl PC
3.500%, 12/20/2040	345	354
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	2,772	413
GNMA, Ser 2012-36, Cl AB
3.000%, 10/20/2040	811	852
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	624	34
GNMA, Ser 2012-51, Cl AB
1.500%, 07/20/2040	729	735

SEI Daily Income Trust / Annual Report / January 31, 2021	39

SCHEDULE OF INVESTMENTS

January 31, 2021

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2012-84, Cl TE
1.500%, 03/20/2042	$2,444	$2,494
GNMA, Ser 2013-129, Cl AF
0.531%, VAR ICE LIBOR USD 1 Month+0.400%, 10/20/2039	5,133	5,139
GNMA, Ser 2013-166, Cl DA
3.500%, 06/20/2040	843	892
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	519	68
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	536	96
GNMA, Ser 2013-51, Cl IB, IO
3.500%, 03/20/2027	668	48
GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/2044	238	42
GNMA, Ser 2014-46, Cl IO, IO
5.000%, 03/16/2044	940	136
GNMA, Ser 2014-55, Cl LB
2.500%, 10/20/2040	413	432
GNMA, Ser 2014-56, Cl BP
2.500%, 12/16/2039	2,018	2,116
GNMA, Ser 2015-119, Cl ND
2.500%, 12/20/2044	4,595	4,726
GNMA, Ser 2015-126, Cl GI, IO
3.500%, 02/16/2027	289	19
GNMA, Ser 2015-126, Cl HI, IO
4.000%, 12/16/2026	180	11
GNMA, Ser 2015-132, Cl EI, IO
6.000%, 09/20/2045	1,704	332
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	1,573	185
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	214	32
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	882	35
GNMA, Ser 2015-40, Cl PA
2.000%, 04/20/2044	3,471	3,528
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	918	168
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	368	376
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	662	45
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	1,930	308
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	1,639	131
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	1,483	285
GNMA, Ser 2016-49, Cl PI, IO
4.500%, 11/16/2045	2,174	395

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	$2,829	$183
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	1,980	246
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	369	65
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	501	93
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	1,622	282
GNMA, Ser 2017-26, Cl IB, IO
5.500%, 02/20/2047	1,004	192
GNMA, Ser 2017-26, Cl KI, IO
6.000%, 09/20/2040	1,848	328
GNMA, Ser 2017-95, Cl PG
2.500%, 12/20/2045	1,344	1,382
GNMA, Ser 2018-127, Cl PB
3.000%, 09/20/2047	4,390	4,592
GNMA, Ser 2018-38, Cl AB
3.500%, 01/20/2048	3,992	4,326
GNMA, Ser 2018-72, Cl ID, IO
4.500%, 08/20/2045	4,683	831
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	2,875	400
GNMA, Ser 2019-5, Cl JI, IO
5.000%, 07/16/2044	2,109	277
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	3,607	640
UMBS TBA
1.500% to 6.000%, 01/01/2036 to 02/15/2051	4,702	5,184

Total Mortgage-Backed Securities (Cost $468,005) ($ Thousands)		475,578

U.S. TREASURY OBLIGATIONS — 24.4%
U.S. Treasury Notes
2.375%, 03/15/2022	39,088	40,075
2.250%, 04/15/2022 (B)	39,259	40,268
1.750%, 06/15/2022	55,375	56,610
1.750%, 05/15/2023	54,600	56,596

Total U.S. Treasury Obligations (Cost $192,579) ($ Thousands)		193,549

40	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENTS — 13.4%
BNP Paribas 0.050%, dated 01/29/2021 to be repurchased on 02/01/2021, repurchase price $56,200,234 (collateralized by U.S. Treasury and Government obligations, ranging in par value $100 - $50,004,344, 0.000% - 7,875%, 02/15/2021 – 11/20/2050; with total market value $57,324,000) (C)	$56,200	$56,200
Deutsche Bank 0.060%, dated 01/29/2021 to be repurchased on 02/01/2021, repurchase price $49,900,250 (collateralized by U.S. Government obligations, ranging in par value $4,283,094 - $48,032,171, 3.000% - 3.500%, 08/01/2045 - 12/01/2049; with total market value $50,898,000) (C)	49,900	49,900

Total Repurchase Agreements (Cost $106,100) ($ Thousands)		106,100

Total Investments in Securities — 97.9% (Cost $766,684) ($ Thousands)		$775,227

A list of the open futures contracts held by the Fund at January 31, 2021, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	247	Mar-2021	$33,868	$33,846	$(22)
U.S. 2-Year Treasury Notes	1,284	Apr-2021	283,498	283,734	236
U.S. 5-Year Treasury Notes	334	Apr-2021	42,070	42,042	(28)
U.S. Long Treasury Bond	(54)	Mar-2021	(9,406)	(9,111)	295

Ultra 10-Year U.S. Treasury Notes	(44)	Mar-2021	(6,901)	(6,768)	133

			$343,129	$343,743	$614

For the year ended January 31, 2021, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $791,786 ($ Thousands).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(C)	Tri-Party Repurchase Agreement.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR – London Interbank Offered Rate

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

UMBS — Uniform Mortgage-Backed Security

USD — U.S. Dollar

VAR – Variable Rate

SEI Daily Income Trust / Annual Report / January 31, 2021	41

SCHEDULE OF INVESTMENTS

January 31, 2021

Short-Duration Government Fund (Concluded)

The following is a summary of the inputs used as of January 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	475,578	–	475,578
U.S. Treasury Obligations	–	193,549	–	193,549
Repurchase Agreements	–	106,100	–	106,100

Total Investments in Securities	–	775,227	–	775,227

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	664	–	–	664
Unrealized Depreciation	(50)	–	–	(50)

Total Other Financial Instruments	614	–	–	614

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

42	SEI Daily Income Trust / Annual Report / January 31, 2021

SCHEDULE OF INVESTMENTS

January 31, 2021

GNMA Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 96.0%

Agency Mortgage-Backed Obligations — 95.2%
FHLMC
5.000%, 09/01/2029	$135	$149
3.650%, 04/01/2030	311	357
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1, IO
0.750%, 06/25/2027 (A)	1,651	71
FHLMC Multifamily Structured Pass-Through Certificates, Ser K118, Cl X1, IO
0.962%, 09/25/2030 (A)	1,522	123
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.638%, 10/25/2026 (A)	2,160	70
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	214	13
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	323	18
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	394	10
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	506	17
FHLMC REMIC, Ser 2013-4166, Cl PI, IO
3.500%, 03/15/2041	332	20
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	541	33
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	297	16
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	270	15
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	413	26
FHLMC REMIC, Ser 2015-4446, Cl BI, IO
6.500%, 04/15/2039	289	62
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	597	55
FHLMC REMIC, Ser 2016-4624, Cl BI, IO
5.500%, 04/15/2036	181	33
FHLMC REMIC, Ser 2016-4636, Cl BI, IO
5.500%, 05/15/2040	310	69
FHLMC REMIC, Ser 2017-4731, Cl LB
3.000%, 11/15/2047	167	179
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	103	19
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	381	46

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC, Ser 2014-324, Cl C18, IO
4.000%, 12/15/2033	$456	$57
FNMA
8.000%, 03/01/2027 to 07/01/2028	17	17
7.000%, 08/01/2029 to 09/01/2032	38	40
6.500%, 09/01/2032	31	36
5.000%, 03/01/2049 to 04/01/2049	316	350
3.260%, 06/01/2027	177	198
3.230%, 02/01/2027	140	157
FNMA Interest, Ser 2007-379, Cl 1, PO
0.000%, 05/25/2037 (B)	769	720
FNMA REMIC, Ser 1992-105, Cl B
7.000%, 06/25/2022	1	1
FNMA REMIC, Ser 2010-126, Cl NI, IO
5.500%, 11/25/2040	264	40
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	74	5
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	376	24
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	186	23
FNMA REMIC, Ser 2014-68, Cl ID, IO
3.500%, 03/25/2034	699	47
FNMA REMIC, Ser 2015-21, Cl WI, IO
2.093%, 04/25/2055 (A)	190	10
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	81	5
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	90	15
FNMA REMIC, Ser 2017-110, Cl PB
3.000%, 02/25/2057	79	85
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	296	42
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	461	496
FNMA REMIC, Ser 2018-25, Cl AL
3.500%, 04/25/2048	49	55
FNMA REMIC, Ser 2018-45, Cl AB
3.000%, 06/25/2048	115	121
FNMA REMIC, Ser 2019-31, Cl CB
3.000%, 07/25/2049	300	329
FNMA REMIC, Ser 2019-9, Cl CL
3.500%, 04/25/2048	652	729
FNMA REMIC, Ser 2020-26, Cl IA, IO
3.500%, 11/25/2039	556	60
FNMA, Ser 2012-410, Cl C8, IO
4.000%, 04/25/2032	539	58
FNMA, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	109	7
FNMA, Ser 2019-M21, Cl X1, IO
1.442%, 05/25/2029 (A)	1,349	129

SEI Daily Income Trust / Annual Report / January 31, 2021	43

SCHEDULE OF INVESTMENTS

January 31, 2021

GNMA Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser 2020-M2, Cl X, IO
0.332%, 01/25/2030 (A)	$909	$19
GNMA
9.000%, 05/15/2022	2	2
8.000%, 01/15/2022 to 03/15/2032	81	88
7.750%, 10/15/2026	14	16
7.500%, 02/15/2027 to 10/15/2035	56	64
7.250%, 01/15/2028	11	12
7.000%, 11/15/2031 to 11/15/2033	744	858
6.750%, 11/15/2027	5	6
6.500%, 10/15/2023 to 10/15/2038	253	300
6.000%, 12/15/2027 to 12/15/2040	617	718
5.500%, 01/15/2033 to 02/15/2041	1,027	1,188
5.000%, 06/15/2033 to 01/20/2045	2,237	2,557
4.500%, 08/15/2033 to 08/20/2049	3,651	4,040
4.000%, 01/15/2041 (C)	496	545
4.000%, 03/20/2040 to 09/20/2048	8,544	9,358
3.875%, 05/15/2042 to 08/15/2042	1,269	1,392
3.500%, 03/20/2041 to 05/20/2050	22,816	24,429
3.000%, 10/15/2042 to 01/20/2051	30,451	32,190
2.500%, 07/20/2045 to 01/20/2051	4,987	5,257
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	447	81
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	430	99
GNMA, Ser 2011-131, Cl PZ
3.500%, 12/20/2040	288	312
GNMA, Ser 2012-113, Cl BZ
3.000%, 09/16/2042	208	221
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	339	50
GNMA, Ser 2012-140, Cl LD
1.750%, 10/20/2042	497	513
GNMA, Ser 2012-42, Cl QZ
3.000%, 03/20/2042	378	405
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	416	23
GNMA, Ser 2012-69, Cl AI, IO
4.500%, 05/16/2027	132	8
GNMA, Ser 2012-91, Cl NC
3.000%, 05/20/2042	446	488
GNMA, Ser 2013-187, Cl PE
2.000%, 09/20/2043	535	558
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	340	45
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	355	63
GNMA, Ser 2013-79, Cl BZ
3.000%, 05/20/2043	346	380
GNMA, Ser 2013-99, Cl AX
3.000%, 07/20/2043	107	114

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2014-119, Cl ZK
3.500%, 08/16/2044	$22	$25
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	494	38
GNMA, Ser 2014-133, Cl EP
3.500%, 09/20/2044	251	274
GNMA, Ser 2014-144, Cl BI, IO
3.000%, 09/16/2029	167	12
GNMA, Ser 2014-21, Cl DI, IO
4.000%, 04/16/2026	595	36
GNMA, Ser 2014-72, Cl ML
3.500%, 03/20/2044	433	469
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	727	86
GNMA, Ser 2015-168, Cl MI, IO
5.500%, 10/20/2037	517	89
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	563	84
GNMA, Ser 2015-18, Cl IC, IO
3.500%, 02/16/2030	407	32
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	582	23
GNMA, Ser 2015-24, Cl CI, IO
3.500%, 02/20/2045	226	35
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	473	86
GNMA, Ser 2015-62, Cl CI, IO
4.500%, 05/20/2045	264	47
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	109	112
GNMA, Ser 2015-84, Cl IO, IO
3.500%, 05/16/2042	334	57
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	442	30
GNMA, Ser 2016-136, Cl A
3.000%, 07/20/2044	630	680
GNMA, Ser 2016-161, Cl GI, IO
5.000%, 11/16/2046	207	35
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	500	80
GNMA, Ser 2016-18, Cl TA
2.000%, 10/20/2044	407	421
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	1,072	86
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	396	76
GNMA, Ser 2016-49, Cl PZ
3.000%, 11/16/2045	224	246
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	1,161	75
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	671	83

44	SEI Daily Income Trust / Annual Report / January 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2017-130, Cl IO, IO
4.500%, 02/20/2040	$281	$46
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	166	29
GNMA, Ser 2017-134, Cl CG
2.500%, 09/20/2047	80	81
GNMA, Ser 2017-182, Cl LZ
3.000%, 12/20/2047	137	143
GNMA, Ser 2017-19, Cl AY
3.000%, 02/20/2047	436	483
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	324	60
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	472	82
GNMA, Ser 2018-72, Cl ID, IO
4.500%, 08/20/2045	394	70
GNMA, Ser 2018-77, Cl JY
3.500%, 06/20/2048	246	268
GNMA, Ser 2019-15, Cl CZ
3.500%, 02/20/2049	693	779
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	246	34
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	294	52
GNMA, Ser 2020-74, Cl IC, IO
3.000%, 05/20/2035	1,116	77
UMBS TBA
1.500% to 5.500%, 02/15/2036 to 03/15/2051	5,312	5,346

		102,523

Non-Agency Mortgage-Backed Obligations — 0.8%
Seasoned Credit Risk Transfer Trust, Ser 2018-2, Cl MA
3.500%, 11/25/2057	478	515
Seasoned Credit Risk Transfer Trust, Ser 2019-3, Cl MT
3.500%, 10/25/2058	289	315

		830

Total Mortgage-Backed Securities (Cost $101,309) ($ Thousands)		103,353

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENTS — 9.8%
BNP Paribas
0.050%, dated 01/29/2021 to be repurchased on 02/01/2021, repurchase price $6,400,027 (collateralized by U.S. Government obligations, ranging in par value $100 - $9,612,144, 0.000% - 5.500%, 06/30/2021 – 07/20/2050; with total market value $6,528,000) (D)	$6,400	$6,400
Deutsche Bank
0.060%, dated 01/29/2021 to be repurchased on 02/01/2021, repurchase price $4,200,021 (collateralized by a U.S. Government obligation, par value $6,342,189, 4.500%, 03/01/2049; with total market value $4,284,000) (D)	4,200	4,200

Total Repurchase Agreements (Cost $10,600) ($ Thousands)		10,600

Total Investments in Securities — 105.8% (Cost $111,909) ($ Thousands)		$113,953

SEI Daily Income Trust / Annual Report / January 31, 2021	45

SCHEDULE OF INVESTMENTS

January 31, 2021

GNMA Fund (Concluded)

A list of the open futures contracts held by the Fund at January 31, 2021, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

U.S. 10-Year Treasury Notes	(18)	Mar-2021	$(2,464)	$(2,467)	$(3)

U.S. 2-Year Treasury Notes	22	Apr-2021	4,857	4,862	5

U.S. 5-Year Treasury Notes	25	Apr-2021	3,148	3,147	(1)

U.S. Long Treasury Bond	(10)	Mar-2021	(1,742)	(1,687)	55

Ultra 10-Year U.S. Treasury Notes	(6)	Mar-2021	(941)	(923)	18

			$2,858	$2,932	$74

For the year ended January 31, 2021, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $107,693 ($ Thousands).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(D)	Tri-Party Repurchase Agreement.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only - face amount represents notional amount

PO — Principal Only

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

UMBS — Uniform Mortgage-Backed Security

The following is a summary of the inputs used as of January 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	103,353	–	103,353
Repurchase Agreements	–	10,600	–	10,600

Total Investments in Securities	–	113,953	–	113,953

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	78	–	–	78
Unrealized Depreciation	(4)	–	–	(4)

Total Other Financial Instruments	74	–	–	74)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Daily Income Trust / Annual Report / January 31, 2021

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2021

Government Fund

Assets:
Investments, at value†	$5,601,613
Repurchase agreements†	3,382,000
Cash	763,628
Interest receivable	611
Receivable for investment securities sold	—
Receivable for fund shares sold	—
Tax reclaim receivable	—
Receivable for variation margin	—
Prepaid expenses	144

Total Assets	9,747,996

Liabilities:
Payable for investment securities purchased	271,947
Investment advisory fees payable	532
Administration fees payable	372
Income distribution payable	32
Chief Compliance Officer fees payable	16
Trustees’ fees payable	3
Shareholder servicing fees payable	—
Payable for fund shares redeemed	—
Payable for variation margin	—
Accrued expense payable	360

Total Liabilities	273,262

Net Assets	$9,474,734

† Cost of investments and repurchase agreements	$8,983,613
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$9,474,728
Total Distributable Earnings/(loss)	6

Net Assets	$9,474,734

Net Asset Value, Offering and Redemption Price Per Share — Class F	$1.00 ($9,461,921,921 ÷ 9,462,012,265 shares)

Net Asset Value, Offering and Redemption Price Per Share — Class CAA	$1.00 ($12,812,209 ÷ 12,805,735 shares)

Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

48	SEI Daily Income Trust / Annual Report / January 31, 2021

Government II Fund	Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$2,559,761	$337,987	$323,066	$669,127	$103,353
—	—	15,600	106,100	10,600
15,624	15,913	4,255	320	55
133	—	622	2,313	338
—	—	—	178,795	53,653
—	—	469	847	186
—	—	7	—	—
—	—	6	88	16
42	6	3	8	1

2,575,560	353,906	344,028	957,598	168,202

22,001	45,992	9,545	164,077	60,142
90	12	27	60	9
164	38	49	135	31
13	1	27	132	14
4	1	1	1	—
1	—	—	—	—
—	—	18	101	22
—	—	224	1,166	281
—	—	—	72	1
104	11	28	68	9

22,377	46,055	9,919	165,812	60,509

$2,553,183	$307,851	$334,109	$791,786	$107,693

$2,559,761	$337,987	$337,282	$766,684	$111,909

$2,553,180	$307,813	$338,107	$789,758	$108,920
3	38	(3,998)	2,028	(1,227)

$2,553,183	$307,851	$334,109	$791,786	$107,693

$1.00 ($2,553,182,772 ÷ 2,553,280,862 shares)	$1.00 ($307,850,875 ÷ 307,959,406 shares)	$9.38 ($271,549,345 ÷ 28,944,131 shares)	$10.56 ($745,950,068 ÷ 70,621,864 shares)	$10.55 ($104,074,326 ÷ 9,864,675 shares)

N/A	N/A	N/A	N/A	N/A

N/A	N/A	$9.38 ($62,559,292 ÷ 6,667,795 shares)	$10.56 ($45,836,063 ÷ 4,340,600 shares)	$10.55 ($3,618,478 ÷ 342,934 shares)

SEI Daily Income Trust / Annual Report / January 31, 2021	49

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2021

	Government Fund	Government II Fund
Investment Income:
Interest income	$35,439	$10,351
Total investment income	35,439	10,351
Expenses:
Administration fees	10,761	3,529
Shareholder servicing fees — Class F Shares	24,050	6,203
Shareholder servicing fees — Class CAA Shares	41	—
Investment advisory fees	6,751	1,738
Trustees’ fees	200	50
Chief Compliance Officer fees	58	14
Printing fees	551	131
Custodian/Wire agent fees	242	60
Registration fees	128	34
Pricing fees	34	9
Other expenses	529	143
Total expenses	43,345	11,911
Less, waiver of:
Investment advisory fees	—	(626)
Administration fees	(1,817)	(573)
Shareholder servicing fees - Class CAA	(41)	—
Shareholder servicing fees - Class F	(24,050)	(6,203)
Net expenses	17,437	4,509
Net Investment Income	18,002	5,842
Net Realized Gain (Loss) on/from:
Investments	324	115
Futures contracts	—	—
Net change in unrealized appreciation(depreciation) on/from:
Investments	—	—
Futures contracts	—	—
Net Increase in Net Assets Resulting from Operations	$18,326	$5,957

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50	SEI Daily Income Trust / Annual Report / January 31, 2021

Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$2,046	$ 5,260	$ 10,860	$1,467
2,046	5,260	10,860	1,467

629	629	1,601	181
1,049	640	1,861	216
—	—	—	—
294	309	718	86
9	7	16	2
3	2	4	1
19	15	39	5
10	7	19	2
8	9	12	1
1	50	132	15
27	15	45	5
2,049	1,683	4,447	514

(105)	—	—	—
(88)	(98)	—	—
—	—	—	—
(1,049)	(435)	(703)	—
807	1,150	3,744	514
1,239	4,110	7,116	953

42	934	8,822	553
—	126	5,235	(3)

—	145	2,377	579
—	20	123	76

$1,281	$ 5,335	$ 23,673	$2,158

SEI Daily Income Trust / Annual Report / January 31, 2021	51

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Government Fund
	2021	2020
Operations:
Net investment Income	$18,002	$147,262
Net realized gain on investments	324	369
Net increase in net assets resulting from operations	18,326	147,631
Distributions:
Net investment income
Class F	(18,357)	(147,166)
Class CAA	(40)	(390)
Total distributions	(18,397)	(147,556)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	69,494,407	49,925,282
Reinvestment of dividends & distributions	10,387	82,884
Cost of shares redeemed	(66,714,724)	(53,405,056)
Net increase (decrease) from Class F Transactions	2,790,070	(3,396,890)
Class CAA:
Proceeds from shares issued	20,100	21,120
Reinvestment of dividends & distributions	40	391
Cost of shares redeemed	(25,392)	(25,060)
Net decrease from Class CAA Transactions	(5,252)	(3,549)
Net increase (decrease) in net assets from capital shares transactions	2,784,818	(3,400,439)
Net increase (decrease) in net assets	2,784,747	(3,400,364)
Net Assets:
Beginning of year	6,689,987	10,090,351
End of year	$9,474,734	$6,689,987

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

52	SEI Daily Income Trust / Annual Report / January 31, 2021

Government II Fund		Treasury II Fund
2021	2020	2021	2020

$5,842	$39,072	$1,239	$9,861
115	88	42	62
5,957	39,160	1,281	9,923

(6,030)	(39,078)	(1,269)	(9,909)
N/A	N/A	N/A	N/A
(6,030)	(39,078)	(1,269)	(9,909)

5,923,932	5,925,922	1,427,958	1,433,759
2,327	11,646	715	4,207
(5,364,590)	(5,754,902)	(1,522,554)	(1,631,175)
561,669	182,666	(93,881)	(193,209)

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
561,669	182,666	(93,881)	(193,209)
561,596	182,748	(93,869)	(193,195)

1,991,587	1,808,839	401,720	594,915
$2,553,183	$1,991,587	$307,851	$401,720

SEI Daily Income Trust / Annual Report / January 31, 2021	53

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31, 2021

	Ultra Short Duration Bond Fund
	2021	2020
Operations:
Net investment income	$4,110	$7,580
Net realized gain (loss) on investments and futures contracts	1,060	142
Net change in unrealized appreciation on investments and futures contracts	165	1,875
Net increase in net assets resulting from operations	5,335	9,597
Distributions:
Net investment income
Class F	(3,512)	(6,399)
Class Y	(844)	(1,298)
Total distributions	(4,356)	(7,697)
Capital share transactions:
Class F:
Proceeds from shares issued	151,679	78,492
Reinvestment of dividends & distributions	2,886	5,200
Cost of shares redeemed	(142,368)	(83,094)
Net increase (decrease) from Class F transactions	12,197	598
Class Y:
Proceeds from shares issued	23,557	7,055
Reinvestment of dividends & distributions	807	1,269
Cost of shares redeemed	(15,096)	(5,100)
Net increase (decrease) from Class Y transactions	9,268	3,224
Net Increase (decrease) in net assets from capital share transactions	21,465	3,822
Net increase (decrease) in net assets	22,444	5,722
Net Assets:
Beginning of year	311,665	305,943
End of year	$334,109	$311,665
Capital Share Transactions:
Class F
Shares issued	16,276	8,405
Reinvestment of distributions	309	557
Shares redeemed	(15,254)	(8,897)
Net increase (decrease) in shares outstanding from Class F Share transactions	1,331	65
Class Y
Shares issued	2,531	755
Reinvestment of distributions	86	136
Shares redeemed	(1,618)	(546)
Net increase (decrease) in shares outstanding from Class Y Share transactions	999	345
Total increase (decrease) in shares outstanding from share transactions	2,330	410

The accompanying notes are an integral part of the financial statements.

54	SEI Daily Income Trust / Annual Report / January 31, 2021

Short-Duration Government Fund		GNMA Fund
2021	2020	2021	2020

$7,116	$12,619	$953	$1,503
14,057	(443)	550	346
2,500	11,803	655	1,443
23,673	23,979	2,158	3,292

(9,240)	(12,614)	(1,721)	(1,699)
(790)	(1,034)	(75)	(40)
(10,030)	(13,648)	(1,796)	(1,739)

393,227	175,986	90,667	20,023
7,149	9,519	1,518	1,506
(337,890)	(166,652)	(48,267)	(28,643)
62,486	18,853	43,918	(7,114)

31,614	12,132	4,665	1,035
689	981	74	38
(41,887)	(9,335)	(2,548)	(1,025)
(9,584)	3,778	2,191	48
52,902	22,631	46,109	(7,066)
66,545	32,962	46,471	(5,513)

725,241	692,279	61,222	66,735
$791,786	$725,241	$107,693	$61,222

37,302	17,062	8,562	1,932
676	922	143	145
(32,000)	(16,162)	(4,568)	(2,761)
5,978	1,822	4,137	(684)

2,992	1,174	442	101
65	95	7	4
(3,966)	(905)	(240)	(100)
(909)	364	209	5
5,069	2,186	4,346	(679)

SEI Daily Income Trust / Annual Report / January 31, 2021	55

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Total Dividends and Distributions		Net Asset Value, End of Year	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Class F
2021	$1.00	$—	$—	$—	$	—(2)	$	—(2)	$1.00	0.23%	$9,461,922	0.18%	0.45%	0.19%
2020	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.95	6,671,923	0.20	0.46	1.95
2019	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.70	10,068,739	0.20	0.46	1.72
2018	1.00	0.01	—	0.01		(0.01)		(0.01)	1.00	0.74	7,277,766	0.20	0.45	0.74
2017	1.00	—	—	—		—(2)		—(2)	1.00	0.19	7,875,681	0.20	0.56	0.21
Class CAA
2021	$1.00	$—	$—	$—	$	—(2)	$	—(2)	$1.00	0.23%	$12,812	0.18%	0.45%	0.24%
2020	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.95	18,064	0.20	0.46	1.95
2019	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.70	21,612	0.20	0.46	1.65
2018	1.00	0.01	—	0.01		(0.01)		(0.01)	1.00	0.74	31,525	0.20	0.45	0.74
2017	1.00	—	—	—		—(2)		—(2)	1.00	0.19	26,885	0.20	0.32	0.18
Government II Fund
Class F
2021	$1.00	$—	$—	$—	$	—(2)	$	—(2)	$1.00	0.27%	$2,553,183	0.18%	0.48%	0.24%
2020	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.97	1,991,587	0.20	0.49	1.95
2019	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.76	1,808,839	0.20	0.49	1.73
2018	1.00	0.01	—	0.01		(0.01)		(0.01)	1.00	0.76	2,177,761	0.20	0.49	0.76
2017	1.00	—	—	—		—(2)		—(2)	1.00	0.19	2,051,398	0.20	0.53	0.19
Treasury II Fund
Class F
2021	$1.00	$—	$—	$—	$	—(2)	$	—(2)	$1.00	0.27%	$307,851	0.19%	0.49%	0.30%
2020	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.95	401,720	0.20	0.49	1.94
2019	1.00	0.02	—	0.02		(0.02)		(0.02)	1.00	1.75	594,915	0.20	0.49	1.73
2018	1.00	0.01	—	0.01		(0.01)		(0.01)	1.00	0.74	553,712	0.20	0.50	0.75
2017	1.00	—	—	—		—(2)		—(2)	1.00	0.15	523,306	0.20	0.58	0.14

*	Per share calculations were performed using average shares.

†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense limitation figures.

(2)	Amount represents less than $0.005 per share.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

56	SEI Daily Income Trust / Annual Report / January 31, 2021

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F
2021	$9.36	$0.12	$0.03	$0.15	$(0.13)	$—	$(0.13)	$9.38	1.61%	$271,550	0.38%	0.58%	1.29%	73%
2020	9.31	0.23	0.05	0.28	(0.23)	—	(0.23)	9.36	3.06	258,558	0.38	0.59	2.44	70
2019	9.32	0.20	—	0.20	(0.21)	—	(0.21)	9.31	2.13	256,372	0.38	0.59	2.15	71
2018	9.31	0.13	0.02	0.15	(0.14)	—	(0.14)	9.32	1.58	262,023	0.38	0.59	1.38	59
2017	9.29	0.09	0.03	0.12	(0.10)	—	(0.10)	9.31	1.33	264,997	0.38	0.68	0.99	89
Class Y
2021	$9.37	$0.13	$0.02	$0.15	$(0.14)	$—	$(0.14)	$9.38	1.58%	$62,559	0.30%	0.33%	1.36%	73%
2020	9.31	0.24	0.06	0.30	(0.24)	—	(0.24)	9.37	3.25	53,107	0.30	0.34	2.52	70
2019	9.33	0.21	(0.02)	0.19	(0.21)	—	(0.21)	9.31	2.11	49,571	0.30	0.34	2.23	71
2018	9.32	0.14	0.01	0.15	(0.14)	—	(0.14)	9.33	1.67	48,136	0.30	0.34	1.46	59
2017	9.29	0.10	0.04	0.14	(0.11)	—	(0.11)	9.32	1.52	45,048	0.30	0.43	1.06	89
Short-Duration Government Fund
Class F
2021	$10.38	$0.09	$0.22	$0.31	$(0.13)	$—	$(0.13)	$10.56	3.01%	$745,950	0.48%	0.57%	0.88%	287%
2020	10.22	0.18	0.18	0.36	(0.20)	—	(0.20)	10.38	3.54	670,769	0.48	0.58	1.78	230
2019	10.27	0.18	(0.03)	0.15	(0.20)	—	(0.20)	10.22	1.48	642,331	0.48	0.58	1.75	86
2018	10.43	0.15	(0.14)	0.01	(0.17)	—	(0.17)	10.27	0.13	696,751	0.48	0.59	1.42	169
2017	10.49	0.10	(0.04)	0.06	(0.12)	—	(0.12)	10.43	0.54	796,540	0.48	0.67	0.91	539
Class Y
2021	$10.38	$0.11	$0.22	$0.33	$(0.15)	$—	$(0.15)	$10.56	3.17%	$45,836	0.32%	0.32%	1.04%	287%
2020	10.22	0.20	0.17	0.37	(0.21)	—	(0.21)	10.38	3.69	54,472	0.33	0.33	1.93	230
2019	10.27	0.19	(0.03)	0.16	(0.21)	—	(0.21)	10.22	1.63	49,948	0.34	0.34	1.56	86
2018	10.43	0.16	(0.13)	0.03	(0.19)	—	(0.19)	10.27	0.27	51,495	0.34	0.34	1.56	169
2017	10.49	0.11	(0.04)	0.07	(0.13)	—	(0.13)	10.43	0.64	48,808	0.38	0.43	1.02	539
GNMA Fund
Class F
2021	$10.44	$0.11	$0.22	$0.33	$(0.22)	$—	$(0.22)	$10.55	3.16%	$104,074	0.58%	0.58%	1.05%	392%
2020	10.20	0.24	0.28	0.52	(0.28)	—	(0.28)	10.44	5.15	59,818	0.58	0.58	2.33	225
2019	10.24	0.25	—	0.25	(0.29)	—	(0.29)	10.20	2.54	65,412	0.58	0.58	2.48	134
2018	10.47	0.24	(0.18)	0.06	(0.29)	—	(0.29)	10.24	0.58	75,582	0.60	0.60	2.32	204
2017	10.82	0.16	(0.16)	0.00	(0.21)	(0.14)	(0.35)	10.47	0.04	116,057	0.63	0.67	1.48	718
Class Y
2021	$10.44	$0.14	$0.22	$0.36	$(0.25)	$—	$(0.25)	$10.55	3.42%	$3,619	0.33%	0.33%	1.31%	392%
2020	10.20	0.27	0.27	0.54	(0.30)	—	(0.30)	10.44	5.35	1,403	0.33	0.33	2.58	225
2019	10.23	0.29	—	0.29	(0.32)	—	(0.32)	10.20	2.88	1,323	0.32	0.32	2.84	134
2018	10.46	0.27	(0.18)	0.09	(0.32)	—	(0.32)	10.23	0.82	76	0.36	0.36	2.56	204
2017	10.81	0.18	(0.15)	0.03	(0.24)	(0.14)	(0.38)	10.46	0.25	47	0.42	0.43	1.69	718

*	Per share calculations were performed using average shares.

†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2020	57

NOTES TO FINANCIAL STATEMENTS

January 31, 2021

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with six operational Funds: the Government, Government II, and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Class F shares of the Funds; and Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2021, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

58	SEI Daily Income Trust / Annual Report / January 31, 2021

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2021, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2021, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the period ended January 31, 2021. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the

SEI Daily Income Trust / Annual Report / January 31, 2021	59

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2021

Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2021, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price.

Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2021.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded

60	SEI Daily Income Trust / Annual Report / January 31, 2021

as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2021.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2021, the Funds did not own any restricted securities except for those designated as 144A on the schedules of investments.

SEI Daily Income Trust / Annual Report / January 31, 2021	61

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2021

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and “manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder services may receive compensation thereof.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Money Market Funds’ Administrator and/or the Distributor have contractually agreed to waive fees or reimburse expenses for each Money Market Fund until May 31, 2021, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustees’ fees, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Money Market Fund’s total operating costs exceed the applicable thresholds and will not affect the Money Market Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Money Market Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Money Market Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by a fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Fixed Income Funds’ Adviser, Administrator and/or Distributor are limited to the Fixed Income Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Fixed Income Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

62	SEI Daily Income Trust / Annual Report / January 31, 2021

The following is a summary of annual fees payable to the Adviser, and Distributor and the expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Expense Limitations

Government Fund
Class F	0.07%	0.25%	0.20%(3)
Class CAA	0.07%	0.25%	0.20%(3)
Government II Fund
Class F	0.07%	0.25%	0.20%(2)
Treasury II Fund
Class F	0.07%	0.25%	0.20%(2)
Ultra Short Duration Bond Fund
Class F	0.10%(4)	0.25%	0.38%(1)
Class Y	0.10%(4)	—%	0.30%(1)
Short-Duration Government Fund
Class F	0.09%(5)	0.25%	0.48%(1)
Class Y	0.09%(5)	—%	0.38%(1)
GNMA Fund
Class F	0.09%(5)	0.25%	0.63%(1)
Class Y	0.09%(5)	—%	0.43%(1)
(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2021, to be changed only by board approval.
(3)

Represents a contractual cap of .25%, effective through May 31, 2021, to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20% that may be discontinued at any time.

(4)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.

(5)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

The following is a summary of annual fees payable to the Administrator:

	Administration Fees
	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Government Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Government II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Treasury II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Ultra Short Duration Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short-Duration Government Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
GNMA Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time.

The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The following table shows the waivers by class for the year ended January 31, 2021 ($ Thousands):

Administration Fee Waiver
Government Fund
Class F	$1,657
Class CAA	3
Government II Fund
Class F	459
Treasury II Fund
Class F	34

Pursuant to the “manager of managers” structure, the Board of Trustees approved BlackRock Advisors, LLC as sub-adviser to the Money Market Funds, MetLife Investment Management, LLC. serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company, LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory

SEI Daily Income Trust / Annual Report / January 31, 2021	63

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2021

agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2021, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2021, were as follows for the Fixed Income Funds:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$27,467	$121,529	$148,996
Sales	42,612	131,875	174,487
Short-Duration Government Fund
Purchases	2,200,006	—	2,200,006
Sales	2,349,523	—	2,349,523
GNMA Fund
Purchases	388,896	2,201	391,097
Sales	346,273	1,375	347,648

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

The permanent differences are primarily attributable to paydown gain/loss reclassification, distribution reclassification and Treasury Inflation-Protected Securities reclassification.

There is no permanent difference in the current year that would require a charge or credit to distributable earnings or Paid-in Capital accounts.

64	SEI Daily Income Trust / Annual Report / January 31, 2021

The tax character of dividends and distributions paid during the fiscal years or periods ended January 31, 2021 or January 31, 2020 (unless otherwise indicated) was as follows:

		Ordinary Income ($ Thousands)	Total ($ Thousands)
Government Fund
	2021	$18,397	$18,397
	2020	147,556	147,556
Government II Fund
	2021	6,030	6,030
	2020	39,078	39,078
Treasury II Fund
	2021	1,269	1,269
	2020	9,909	9,909
Ultra Short Duration Bond Fund
	2021	4,356	4,356
	2020	7,697	7,697
Short-Duration Government Fund
	2021	10,030	10,030
	2020	13,648	13,648
GNMA Fund
	2021	1,796	1,796
	2020	1,739	1,739

As of January 31, 2021, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$83	$—	$—	$—	$—	$(2)	$(75)	$6
Government II Fund	23	—	—	—	—	—	(20)	3
Treasury II Fund	43	—	—	—	—	—	(5)	38
Ultra Short Duration Bond Fund	223	—	(5,291)	—	—	1,384	(314)	(3,998)
Short-Duration Government Fund	1,287	—	(5,467)	(707)	—	8,516	(1,601)	2,028
GNMA Fund	127	—	(3,150)	(82)	—	2,006	(128)	(1,227)

The other temporary differences in the current year are primarily attributable to Treasury straddle loss deferral and wash sales.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2021, the Funds did not utilize capital loss carryforwards to offset capital gains.

At January 31, 2021, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund	$–	$5,291	$5,291
Short-Duration Government Fund	–	5,467	5,467
GNMA Fund	2,199	951	3,150

Post October losses represent losses realized on investment transactions from November 1, 2020 through December 31, 2020, that, in accordance with Federal

SEI Daily Income Trust / Annual Report / January 31, 2021	65

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2021

income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

During the fiscal year ended January 31, 2021, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2021, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fixed Income Funds at January 31, 2021, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Government Fund	$8,983,615	$—	$(2)	$(2)
Ultra Short Duration Bond Fund	337,282	1,546	(162)	1,384
Short-Duration Government Fund	766,711	10,501	(1,985)	8,516
GNMA Fund	111,947	2,408	(402)	2,006

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2021, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a fund. Please review each Fund’s prospectus for additional disclosures regarding principal risks associated with investing in a fund.

Asset-Backed Securities Risk — The Ultra Short Duration Bond Fund is subject to asset-backed securities risk, whereas payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — The Ultra Short Duration Bond Fund is subject to commercial paper risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Risk — The Ultra Short Duration Bond Fund is subject to corporate fixed income risk. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The Funds are all subject to the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Additionally, if the Funds have uninvested cash, the Funds are subject to the risk that the depository institution holding the uninvested cash will be unable to repay the cash held.

Derivatives Risk — The Fixed Income Funds’ use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset,

66	SEI Daily Income Trust / Annual Report / January 31, 2021

rate or index. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fixed Income Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fixed Income Funds may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Extension Risk — The Funds are subject to the risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Market Risk — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S.

dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force the Funds to sell securities into a declining or illiquid market.

Foreign Issuer Risk — The Ultra Short Duration Bond Fund is subject to the risk that issuers in foreign countries face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The Money Market Funds’ are subject to the risk that the Fund’s yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in the value of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in the value of such securities. During periods when interest rates are low, the Fund’s yield will also be low. It is possible that the Funds will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). This could impair the Fund’s ability to provide a positive yield and maintain a stable $1.00 share price. Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during the conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.

The Fixed Income Funds’ are subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fixed Income Funds are subject to the risk that a Funds’ investments in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

SEI Daily Income Trust / Annual Report / January 31, 2021	67

NOTES TO FINANCIAL STATEMENTS (Concluded)

January 31, 2021

Leverage Risk — The Fixed Income Funds’ use of derivatives or investments in repurchase agreements may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The Funds are subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — The Fixed Income Funds are subject to mortgage-backed securities risk. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectations. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by a fund.

Opportunity Risk — The Funds are subject to the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The Fixed Income Funds are subject to the risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to their investment strategies, the Short-Duration Government Fund and GNMA Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Funds’ performance.

Redemption Risk — The Money Market Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Funds’ ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Funds to suspend redemptions and liquidate completely.

Repurchase Agreement Risk — The Funds are subject to repurchase agreement risk. Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Funds’ recovery of collateral.

U.S. Government Securities Risk — The Funds are subject to U.S. Government securities risk. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

68	SEI Daily Income Trust / Annual Report / January 31, 2021

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2021, SPTC held of record the following:

Government Fund, Cl CAA	100.00%
Government Fund, Cl F	61.58%
Government II Fund	54.58%
Treasury II Fund	98.20%
Ultra Short Duration Bond Fund, Cl F	97.22%
Ultra Short Duration Bond Fund, Cl Y	86.53%
Short-Duration Government Fund, Cl F	97.71%
Short-Duration Government Fund, Cl Y	20.08%
GNMA Fund, Cl F	88.62%
GNMA Fund, Cl Y	99.46%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2021.

SEI Daily Income Trust / Annual Report / January 31, 2021	69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Daily Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Daily Income Trust, comprised of the Government Fund, Government II Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund and GNMA Fund (collectively, the Funds), including the schedules of investments, as of January 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

March 29, 2021

70	SEI Daily Income Trust / Annual Report / January 31, 2021

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2021.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	93	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2021	71

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/ Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/ Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	93	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	93	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 66 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee.	93	Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 70 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93	Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93	Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

72	SEI Daily Income Trust / Annual Report / January 31, 2021

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Controller and Chief Financial Officer	since 2020

Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.

				N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 53 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2021	73

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2021

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2020 to January 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/20	Ending Account Value 1/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Government Fund
Actual Fund Return
Class F	$1,000.00	$1,000.10	0.18%	$0.91
Class CAA	1,000.00	1,000.10	0.18	0.91
Hypothetical 5% Return
Class F	$1,000.00	$1,024.30	0.18%	$0.92
Class CAA	1,000.00	1,024.30	0.18	0.92
Government II Fund
Actual Fund Return
Class F	$1,000.00	$1,000.10	0.18%	$0.90
Hypothetical 5% Return
Class F	$1,000.00	$1,024.23	0.18%	$0.92

	Beginning Account Value 8/1/20	Ending Account Value 1/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Treasury II Fund
Actual Fund Return
Class F	$1,000.00	$1,000.10	0.19%	$0.96
Hypothetical 5% Return
Class F	$1,000.00	$1,024.18	0.19%	$0.97
Ultra Short Duration Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,005.10	0.38%	$1.92
Class Y	1,000.00	1,005.50	0.30	1.52
Hypothetical 5% Return
Class F	$1,000.00	$1,023.29	0.38%	$1.94
Class Y	1,000.00	1,023.69	0.30	1.53

74	SEI Daily Income Trust / Annual Report / January 31, 2021

	Beginning Account Value 8/1/20	Ending Account Value 1/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Short-Duration Government Fund
Actual Fund Return
Class F	$1,000.00	$1,002.80	0.48%	$2.42
Class Y	1,000.00	1,003.60	0.32	1.62
Hypothetical 5% Return
Class F	$1,000.00	$1,022.79	0.48%	$2.45
Class Y	1,000.00	1,023.59	0.32	1.63
GNMA Fund
Actual Fund Return
Class F	$1,000.00	$1,003.40	0.58%	$2.93
Class Y	1,000.00	1,004.70	0.33	1.67
Hypothetical 5% Return
Class F	$1,000.00	$1,022.28	0.58%	$2.96
Class Y	1,000.00	1,023.54	0.33	1.68

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

SEI Daily Income Trust / Annual Report / January 31, 2021	75

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

76	SEI Daily Income Trust / Annual Report / January 31, 2021

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 23-25, 2020 and September

SEI Daily Income Trust / Annual Report / January 31, 2021	77

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

14-16, 2020. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, as well as SIMC’s and its affiliates’ contractual waiver of certain other fees with respect to the Government, Government II and Treasury II Funds to prevent total Fund operating expenses from exceeding a specified cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board

78	SEI Daily Income Trust / Annual Report / January 31, 2021

also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Daily Income Trust / Annual Report / January 31, 2021	79

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a January 31, 2021 taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2021, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2021, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)	Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund	0.00%	100.00%	100.00%	14.74%	68.19%	100.00%
Government II Fund	0.00%	100.00%	100.00%	32.37%	69.47%	100.00%
Treasury II Fund	0.00%	100.00%	100.00%	70.92%	68.53%	100.00%
Ultra Short Duration Bond Fund*	0.00%	100.00%	100.00%	2.67%	98.00%	0.00%
Short-Duration Government Fund*	0.00%	100.00%	100.00%	16.45%	91.12%	0.00%
GNMA Fund*	0.00%	100.00%	100.00%	0.03%	92.77%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(2)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)

The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

*	Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Please consult your tax adviser for proper treatment of this information.

80	SEI Daily Income Trust / Annual Report / January 31, 2021

SEI DAILY INCOME TRUST ANNUAL REPORT JANUARY 31, 2021

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-022 (1/21)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2021 and 2020 as follows:

		Fiscal Year 2021			Fiscal Year 2020
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$129,095	N/A	$0	$127,595	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$412,462	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2021	Fiscal 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2021 and 2020 were $331,000 and $412,462, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: April 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: April 7, 2021

By:	/s/ Peter A. Rodriguez
Peter A. Rodriguez, Controller and CFO

Date: April 7, 2021